PREPARED BY AND WHEN
RECORDED RETURN TO:
Holly Corporation
100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Attn: General Counsel
MORTGAGE, LINE OF CREDIT MORTGAGE AND DEED OF TRUST
(WITH SECURITY AGREEMENT AND FINANCING STATEMENT)
BY
HEP PIPELINE, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY,
AS GRANTOR
TO
JOHN N. PATTERSON,
AS TRUSTEE
FOR THE BENEFIT OF
HOLLY CORPORATION,
A DELAWARE CORPORATION
AS BENEFICIARY
DATED EFFECTIVE AS OF FEBRUARY 29, 2008
THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A TRANSMITTING UTILITY.
THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE MORTGAGES ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A MORTGAGE, BUT ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE GRANTOR (DEBTOR) AND BENEFICIARY (BENEFICIARY) ARE SET FORTH IN THIS INSTRUMENT.

MORTGAGE, LINE OF CREDIT MORTGAGE AND DEED OF TRUST
(WITH SECURITY AGREEMENT AND FINANCING STATEMENT)
     This MORTGAGE, LINE OF CREDIT MORTGAGE AND DEED OF TRUST (WITH SECURITY AGREEMENT AND FINANCING STATEMENT) (hereinafter referred to as this “Deed of Trust”), is entered into effective as of the 29th day of February, 2008, by HEP PIPELINE, L.L.C., a Delaware limited liability company (hereinafter referred to as “Grantor”), a subsidiary of Holly Energy Partners, L.P., a Delaware limited partnership (“HEP”), whose address for notice hereunder is at 100 Crescent Court, Suite 1600, Dallas, Texas 75201-6927, Attention: General Counsel, facsimile number (214) 871-3523, to John N. Patterson, Trustee (hereinafter referred to in such capacity as “Trustee”), whose address is PO Box 9570, Santa Fe, New Mexico 87504, for the benefit of the herein below defined Beneficiary.
WITNESSETH:
ARTICLE 1
DEFINITIONS
1.1	Definitions. As used herein, the following terms shall have the following meanings:
(a) Affiliate: With respect to a specified Person, any other Person controlling, controlled by or under common control with that first Person. As used in this definition, the term “control” includes (i) with respect to any Person having voting shares or the equivalent and elected directors, managers or Persons performing similar functions, the ownership of or power to vote, directly or indirectly, shares or the equivalent representing more than 50% of the power to vote in the election of directors, managers or Persons performing similar functions, (ii) ownership of more than 50% of the equity or equivalent interest in any Person and (iii) the ability to direct the business and affairs of any Person by acting as a general partner, manager or otherwise.
(b) Beneficiary: Holly Corporation, a Delaware corporation whose address for notice hereunder is 100 Crescent Court, Suite 1600, Dallas, Texas 75201-6927, Attention: General Counsel.
(c) Contracts: The Pipeline Contracts.
(d) Deed of Trust: Shall have the meaning set forth in the introductory paragraph hereof.
(e) Easements: The Pipeline Easements.
(f) Event of Default: Any happening or occurrence described in Article 7 of this Deed of Trust.
(g) Fixtures: All materials, supplies, equipment, apparatus and other items now or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with (temporarily or permanently) the Real Property or the Pipelines, together with all accessions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof.
(h) Governmental Entity: Any court, governmental department, commission, council, board, bureau, agency or other judicial, administrative, regulatory, legislative or other instrumentality of the United States of America or any foreign country, or any state, county, municipality or local governmental body or political subdivision or any such other foreign country.
(i) Grantor: The above defined Grantor, whether one or more, and any and all subsequent owners of the Mortgaged Property or any part thereof.
(j) Impositions: All real estate and personal property taxes; water, gas, sewer, electricity and other utility rates and charges; charges for any easement, license or agreement maintained for the benefit of the Mortgaged Property; and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon the Mortgaged Property or the ownership, use, occupancy or enjoyment thereof.
(k) Improvements: The Pipeline Improvements.
(l) Leases: Any and all leases, subleases, licenses, concessions or other agreements (written or verbal, now or hereafter in effect) which grant a possessory interest in and to, or the right to use, the Mortgaged Property, and all other agreements, such as utility contracts, maintenance agreements and service contracts, which in any way relate to the use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property, save and except any and all leases, subleases or other agreements pursuant to which Grantor is granted a possessory interest in the Real Property.
(m) Legal Requirements: (i) Any and all laws, statutes, codes, rules, regulations, ordinances, judgments, orders, writs, decrees, requirements or determinations of any Governmental Entity, and (ii) to the extent not covered by clause (i) immediately above, any and all requirements of permits, licenses, certificates, authorizations, concessions, franchises or other approvals granted by any Governmental Entity.
(n) Mortgaged Property: The Pipeline Assets, together with:
(i) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances in anywise appertaining thereto, and all right, title and interest of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Real Property or any part thereof; and
(ii) all betterments, additions, alterations, appurtenances, substitutions, replacements and revisions thereof and thereto and all reversions and remainders therein; and

(iii) all other property and rights of Grantor of every kind and character to the extent specifically relating to and used or to be used solely in connection with the foregoing property, and all proceeds and products of any of the foregoing.
As used in this Deed of Trust, the term “Mortgaged Property” shall be expressly defined as meaning all or, where the context permits or requires, any portion of the above, and all or, where the context permits or requires, any interest therein. Notwithstanding anything to the contrary herein, in no event shall the term “Mortgaged Property” include any Product owned by third parties that may be shipped through or stored at or in any of the Mortgaged Property.
(o) Obligations: Shall have the meaning given such term in Section 2.1.
(p) Permits: The Pipeline Permits.
(q) Permitted Encumbrances: Any of the following matters:
(i) any (A) inchoate liens, security interests or similar charges constituting or securing the payment of expenses which were incurred incidental to the ownership and operation of the Pipelines (collectively, the “Operations”) or the operation, storage, transportation, shipment, handling, repair, construction, improvement or maintenance of the Mortgaged Property, and (B) materialman’s, mechanics’, repairman’s, employees’, contractors’, operators’, warehousemen’s, barge or ship owner’s and carriers’ liens or other similar liens, security interests or charges for liquidated amounts arising in the ordinary course of business incidental to the conduct of the Operations or the ownership and operation of the Mortgaged Property, securing amounts the payment of which is not delinquent and that will be paid in the ordinary course of business or, if delinquent, that are being contested in good faith with any action or proceeding to foreclose or attach any of the Mortgaged Property on account thereof properly stayed; (ii) any liens or security interests for Taxes not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business with any action or proceeding to foreclose or attach any of the Mortgaged Property on account thereof properly stayed; (iii) any liens or security interests reserved in leases, rights of way or other real property interests for rental or for compliance with the terms of such leases, rights of way or other real property interests, provided payment of the debt secured is not delinquent or, if delinquent, is being contested in good faith in the ordinary course of business with any action or proceeding to foreclose or attach any of the Mortgaged Property on account thereof properly stayed; (iv) all prior reservations of minerals in and under or that may be produced from any of the lands constituting part of the Mortgaged Property or on which any part of the Mortgaged Property is located; (v) all liens (other than liens for borrowed money), security interests, charges, easements, restrictive covenants, encumbrances, contracts, instruments, obligations, discrepancies, conflicts, shortages in area or boundary lines, encroachments or protrusions, or overlapping of improvements, defects, irregularities and other matters affecting or encumbering title to the Mortgaged Property which individually or in the aggregate are not such as to unreasonably or materially interfere with or prevent any material operations conducted on the Mortgaged Property; (vi) rights reserved to or vested in any Governmental Entity to control or regulate any of the Mortgaged Property or the Operations and all Legal Requirements of such authorities, including any building or zoning ordinances and all environmental laws; (vii) any contract, easement, instrument, lien, security instrument, permit, amendment, extension or other matter entered into by a party in accordance with the terms of the Purchase Agreement (as defined in the Pipelines Agreement) or in compliance with the approvals or directives of the other party made pursuant to such Purchase Agreement; (viii) all Post-Closing Consents (as defined in the Purchase Agreement); (ix) defects in the early chain of the title consisting of the mere failure to recite marital status in a document or omissions of successions of heirship proceedings, unless such failure or omission results in another Person’s superior claim of title to the Pipeline Easements or relevant portion thereof; (x) any assertion of a defect based on a lack of a survey with respect to the Pipelines; (xi) any title defect affecting (or the termination or expiration of) any easement, right of way, leasehold interest or fee interest affecting property over which the Pipelines pass which has been replaced prior to the date of this Deed of Trust by an easement, right of way, leasehold interest or fee interest covering substantially the same land or the portion thereof used by Beneficiary or its Affiliates; and (xii) all Senior Liens.
(r) Person: An individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including, without limitation, any Governmental Entity.
(s) Personalty: The Pipeline Equipment, and all other personal property (other than the Fixtures) and intangible assets of any kind or character as defined in and subject to the provisions of the Uniform Commercial Code Article 9 — Secured Transactions, as the same is codified and in effect in New Mexico, which are now or hereafter located or to be located upon, within or about the Real Property, or which are or may be used in or related to the planning, development, financing or operation of the Mortgaged Property, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof.
(t) Pipeline Assets: All of the following assets, properties and rights, whether real, personal or mixed, which are owned or held for use by Grantor solely in connection with the ownership or operation of those certain pipelines described on Exhibit G (the “Pipelines”):
(i) All parcels of fee simple real property now or hereafter owned by Grantor on which any part of the Pipelines are located including, without limitation, the property held in fee by Grantor described on Exhibit A, if any (collectively, the “Pipeline Fee Land”);

(ii) All leases of real property now or hereafter entered into or acquired by Grantor on which all or a part of the Pipelines are located, including, without limitation, the leases described on Exhibit B, if any (the “Pipeline Leases”);
(iii) All easements, rights-of-way, property use agreements, line rights and real property licenses (including right-of-way permits from railroads and road crossing permits or other right-of-way permits from Governmental Entities) required to operate the Pipelines now or hereafter entered into or acquired by Grantor, including, without limitation, the easements, rights-of-way, property use agreements, line rights and real property licenses described on Exhibit C (the “Pipeline Easements”);
(iv) All structures, fixtures and appurtenances (A) located on the Pipeline Fee Land, (B) located on the land subject to the Pipeline Leases, or (C) located within the Pipeline Easements, and now or hereafter owned by Grantor, including, without limitation, any buildings, pipelines, pumping facilities, refinery tanks, crude oil tanks and crude oil pipeline tanks described on Exhibit D (collectively, the “Pipeline Improvements”);
(v) To the extent same do not constitute Pipeline Improvements, any and all fittings, cathodic protection ground beds, rectifiers, other cathodic or electric protection devices, tanks, machinery, engines, pipes, pipelines, valves, valve boxes, connections, gates, scraper trap extenders, telecommunication facilities and equipment (including microwave and other transmission towers), lines, wires, computer hardware, fixed or mobile machinery and equipment, vehicle refueling tanks, pumps, heating and non-pipeline pumping stations, fittings, tools, furniture and metering equipment now owned or hereafter acquired by Grantor (the “Pipeline Equipment”);
(vi) The contracts, agreements, leases and other legally binding rights and obligations of Grantor described on Exhibit E, if any, but excluding those contracts and agreements constituting Pipeline Leases and Pipeline Easements (the “Pipeline Contracts”);
(vii) Intellectual property rights and related computer software;
(viii) All permits, licenses, certificates, authorizations, registrations, orders, waivers, variances and approvals now or hereafter granted by any Governmental Entity to Grantor or its predecessors in interest pertaining solely to the ownership or operation of the Pipelines, including, without limitation, those permits, licenses, certificates, authorizations, registrations, orders, waivers, variances and approvals described on Exhibit F, in each case to the extent the same are assignable (the “Pipeline Permits”); and
(ix) All records and documents now or hereafter acquired by Grantor relating solely to the ownership, condition or operation of the Pipeline Assets (the “Pipeline Records”).

(u) Pipeline Contracts: Shall have the meaning set forth in subsection (vi) of the definition of Pipeline Assets.
(v) Pipeline Easements: Shall have the meaning set forth in subsection (iii) of the definition of Pipeline Assets.
(w) Pipeline Equipment: Shall have the meaning set forth in subsection (v) of the definition of Pipeline Assets.
(x) Pipeline Fee Land: Shall have the meaning set forth in subsection (i) of the definition of Pipeline Assets.
(y) Pipeline Improvements: Shall have the meaning set forth in subsection (iv) of the definition of Pipeline Assets.
(z) Pipeline Leases: Shall have the meaning set forth in subsection (ii) of the definition of Pipeline Assets.
(aa) Pipeline Permits: Shall have the meaning set forth in subsection (viii) of the definition of Pipeline Assets.
(bb) Pipeline Real Property: Collectively, the Pipeline Fee Land, the Pipeline Leases, the Pipeline Improvements and the Pipeline Easements.
(cc) Pipeline Records: Shall have the meaning set forth in subsection (ix) of the definition of Pipeline Assets.
(dd) Pipelines: Shall have the meaning set forth in the first paragraph of the definition of Pipeline Assets.
(ee) Pipelines Agreement: That certain Pipelines and Tankage Agreement dated effective as of February 29, 2008, by and among Beneficiary, Navajo Pipeline Co., L.P., a Delaware limited partnership, Navajo Refining Company, L.L.C., a Delaware limited liability company, Woods Cross Refining Company, L.L.C., a Delaware limited liability company, HEP, Holly Energy Partners—Operating, L.P., a Delaware limited partnership, Grantor and HEP Woods Cross, L.L.C., a Delaware limited liability company.
(ff) Product: Crude oil, gas oil, diesel, kerosene, casinghead, naphtha, normal butane and isobutane transported through the Pipelines.
(gg) Purchase Agreement: That certain Purchase and Sale Agreement dated effective as of February 29, 2008 by and among Beneficiary, Navajo Pipeline Co., L.P., a Delaware limited partnership, Woods Cross Refining Company, L.L.C., a Delaware limited liability company, Navajo Refining Company, L.L.C., a Delaware limited liability company, HEP, Holly Energy Partners — Operating, L.P., a Delaware limited partnership, HEP Woods Cross, L.L.C., a Delaware limited liability company, and Grantor.

(hh) Real Property: The Pipeline Real Property.
(ii) Security Documents: This Deed of Trust and any and all other documents now or hereafter executed by Grantor or any other Person to evidence or secure the performance of the Obligations.
(jj) Senior Bank Liens: Collectively, (i) each lien and security interest in all or any portion of the Mortgaged Property heretofor or hereafter granted by Grantor or its Affiliates under the Senior Credit Agreement, and (ii) each lien and security interest in all or any portion of the Mortgaged Property hereafter granted by any Person who acquires an interest in all or any portion of the Mortgaged Property securing senior debt of such Person.
(kk) Senior Credit Agreement: That certain Amended and Restated Credit Agreement dated as of August 27, 2007 (as extended, amended, supplemented, restated, replaced or refinanced in whole or in part, from time to time) among Holly Energy Partners — Operating, L.P., a Delaware limited partnership, the banks party thereto from time to time, and Union Bank of California, N.A., in its capacity as administrative agent (or any assignee of or successor to such administrative agent).
(ll) Senior Lien: Collectively, the Senior Bank Liens and each other lien and security interest as to which the lien and security interest granted pursuant to this Deed of Trust shall be subordinated thereto pursuant to the terms of a Subordination, Non-Disturbance and Attornment Agreement in substantially the form of Attachment 1 hereto executed by the Beneficiary and the holder of such lien and security interest and recorded in the Official Public Records of Real Property of Eddy County, New Mexico.
(mm) Taxes: Any and all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, leases, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, or assessments.
ARTICLE 2
GRANT
2.1	Grant. To secure and enforce the prompt performance and compliance by the Partnership Entities (as defined in the Pipelines Agreement) of all obligations set forth for such Persons in Section 2(f), Section 7, and Section 11(b) of the Pipelines Agreement, plus all claims (as such term is defined in the Bankruptcy Code) of or damages owed to the Beneficiary against the Partnership Entities and/or the Mortgaged Property resulting from any rejection of the Pipelines Agreement by any such Person in any bankruptcy or insolvency proceeding involving any Partnership Entity, and any reasonable costs and expenses (including, but not limited to, attorneys’ and experts’ fees and court costs) incurred by Beneficiary in enforcing and exercising its rights hereunder (collectively, the “Obligations”), Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and

by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, forever, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee against every Person whomsoever lawfully claiming or to claim the same or any part thereof other than against any holder of any Senior Lien; provided, however, that this grant shall terminate upon the full performance and discharge of all of the Obligations and in accordance with the other terms set forth herein.
2.2	Maximum Secured Indebtedness. THE OUTSTANDING INDEBTEDNESS SECURED BY PROPERTY LOCATED IN NEW MEXICO SHALL NOT AT ANY ONE TIME EXCEED THE AGGREGATE MAXIMUM AMOUNT OF $225,000,000, WHICH SHALL CONSTITUTE THE MAXIMUM AMOUNT AT ANY TIME SECURED HEREBY.
ARTICLE 3
WARRANTIES AND REPRESENTATIONS
Grantor hereby unconditionally warrants and represents to Beneficiary as follows:

3.1	Organization and Power. Grantor (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has complied with all conditions prerequisite to its doing business in the State of New Mexico and (b) has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties and to carry on its business as now being, and as proposed to be, conducted.

3.2	Validity of Security Documents. The execution, delivery and performance by Grantor of the Security Documents (a) are within Grantor’s powers and have been duly authorized by Grantor’s Manager or other necessary parties, and all other requisite action for such authorization has been taken; (b) have received all (if any) requisite prior governmental approval in order to be legally binding and enforceable in accordance with the terms thereof; and (c) will not violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under, any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Grantor’s property or assets, except as contemplated by the provisions of the Security Documents. The Security Documents constitute the legal, valid and binding obligations of Grantor and others obligated under the terms of the Security Documents, in accordance with their respective terms.

3.3	Lien of this Instrument. Subject to the Senior Liens, this Deed of Trust constitutes a valid and subsisting mortgage and deed of trust lien on the Real Property and the Fixtures and a valid, subsisting security interest in and to, and a valid assignment of, the Personalty and Leases, all in accordance with the terms hereof.

3.4	Litigation. There are no actions, suits or proceedings pending, or to the knowledge of Grantor threatened, against or affecting the Grantor as a result of or in connection with Grantor’s entering into this Deed of Trust, or involving the validity or enforceability of this Deed of Trust or the priority of the liens and security interests created by the Security Documents, and no event has occurred (including specifically Grantor’s execution of the Security Documents) which will violate, be in conflict with, result in the breach of, or constitute (with due notice or lapse of time, or both) a default under, any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Grantor’s property other than the liens and security interests created by the Security Documents.
ARTICLE 4
AFFIRMATIVE COVENANTS OF GRANTOR
     Grantor hereby unconditionally covenants and agrees with Beneficiary that, except for the Permitted Encumbrances, Grantor will protect the lien and security interest status of this Deed of Trust and except for the Permitted Encumbrances, will not, without the prior written consent of Beneficiary, place, or permit to be placed, or otherwise mortgage, hypothecate or encumber the Mortgaged Property with, any other lien or security interest of any nature whatsoever (statutory, constitutional or contractual) regardless of whether same is allegedly or expressly inferior to the lien and security interest created by this Deed of Trust, and, if any such lien or security interest is asserted against the Mortgaged Property, Grantor will promptly, at its own cost and expense, (a) pay the underlying claim in full or take such other action so as to cause same to be released and (b) within five days from the date such lien or security interest is so asserted, give Beneficiary notice of such lien or security interest. Such notice shall specify who is asserting such lien or security interest and shall detail the origin and nature of the underlying claim giving rise to such asserted lien or security interest.
ARTICLE 5
NEGATIVE COVENANTS OF GRANTOR
     Grantor hereby covenants and agrees with Beneficiary that, until the full performance and discharge of all of the Obligations, Grantor will not, without the prior written consent of Beneficiary, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge on, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens of the Security Documents, with respect to, the Mortgaged Property, other than the Permitted Encumbrances.

ARTICLE 6
AFFIRMATIVE COVENANTS OF BENEFICIARY
     By its acceptance hereof, Beneficiary recognizes that (a) Grantor is obligated or may hereafter become obligated to any of the Credit Parties (as defined in the SNDA [defined below]) in connection with the Senior Credit Agreement, and (b) Grantor and any future owner of the Mortgaged Property may incur additional indebtedness or become otherwise obligated to one or more banks, insurance companies, investment banks or other financial institutions regularly engaged in commercial lending and/or bonds, debentures, notes and similar instruments evidencing obligations that may be secured by liens or security interests on some or all of Grantor’s property, including the Mortgaged Property (the holder of such liens or security interests being a “Secured Lender”). To the extent that any such Secured Lender notifies Beneficiary of Secured Lender’s desire to subordinate the lien and security interest held by Beneficiary pursuant to this Deed of Trust, Beneficiary, by its acceptance hereof, will agree to effect such subordination by promptly executing, in one or more counterparts, a Subordination, Non-Disturbance and Attornment Agreement in substantially the form of Attachment 1 hereto (the “SNDA”). The subordination of this Deed of Trust shall (i) not be effective unless and until the SNDA has been executed by the Secured Lender, and (ii) be subject to compliance by the Secured Lender with its obligations under Section 3 and Section 4 of the SNDA. Any Secured Lender who is a party to an SNDA and who is in compliance with its obligations under Section 3 and Section 4 of such SNDA is hereinafter referred to as a “Lienholder.”
ARTICLE 7
EVENTS OF DEFAULT
     The term “Event of Default”, as used in the Security Documents, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following.
7.1	Breach of Deed of Trust. (a) Grantor shall (i) fail to perform or observe, in any material respect, any covenant, condition or agreement of this Deed of Trust to be performed or observed by Grantor, or (ii) breach any warranty or representation made by Grantor in this Deed of Trust, and such failure or breach shall continue unremedied for a period of thirty (30) days after receipt of written notice thereof to the Grantor from the Beneficiary; provided, however, that in the event such failure or breach cannot be reasonably cured within such thirty (30) day period and Grantor has diligently proceeded (and continues to proceed) to cure such breach, Grantor shall have an additional sixty (60) days to cure such failure or breach, or (b) HEP shall fail to perform all of the Obligations in full and on or before the dates same are to be performed (after giving effect to any applicable grace and cure periods).

7.2	Voluntary Bankruptcy. Grantor shall (a) voluntarily be adjudicated a bankrupt or insolvent, (b) procure, permit or suffer the voluntary or involuntary appointment of a receiver, trustee or liquidator for itself or for all or any substantial portion of its property, (c) file any petition seeking a discharge, rearrangement, or reorganization of its debts pursuant to the bankruptcy laws or any other debtor relief laws of the United States or any state or any other competent jurisdiction, or (d) make a general assignment for the benefit of its creditors.

7.3	Involuntary Bankruptcy. If (a) a petition is filed against Grantor seeking to rearrange, reorganize or extinguish its debts under the provisions of any bankruptcy or other debtor relief law of the United States or any state or other competent jurisdiction, and such petition is not dismissed or withdrawn within sixty (60) days after its filing, or (b) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Grantor a receiver or trustee for it, or for all or any part of its property, and such order, judgment, or decree is not dismissed, withdrawn or reversed within sixty (60) days after the date of entry of such order, judgment or decree.

7.4	Rejection of Pipelines Agreement. A rejection, by or on behalf of Grantor or any other Partnership Entity (as defined in the Pipelines Agreement), of the Pipelines Agreement in bankruptcy.
ARTICLE 8
REMEDIES
8.1	Remedies. Subject, in each case, to the rights of any Lienholder arising under or pursuant to the Senior Liens, and the terms and provisions of the SNDA, and provided no material default by the Holly Entities (as defined in the Pipelines Agreement) has occurred and is continuing, if an Event of Default shall occur and be continuing, Beneficiary may, at Beneficiary’s election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:
(a) Entry Upon Mortgaged Property. Enter upon the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Grantor remains in possession of all or any part of the Mortgaged Property after an Event of Default and without Beneficiary’s prior written consent thereto, Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and writ of restitution. Nothing contained in the foregoing sentence shall, however, be construed to impose any greater obligation or any prerequisites to acquiring possession of the Mortgaged Property after an Event of Default than would have existed in the absence of such sentence.
(b) Operation of Mortgaged Property. Hold, lease, manage, operate or otherwise use or permit the use of the Mortgaged Property, either itself or by other Persons, firms or entities, in such manner, for such time and upon such other terms as Beneficiary may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Beneficiary shall deem necessary or desirable), and apply all amounts collected by Trustee or Beneficiary in connection therewith in accordance with the provisions of Section 8.8.

(c) Trustee or Receiver. Prior to, upon or at any time after, commencement of any legal proceedings hereunder, make application to a court of competent jurisdiction as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the satisfaction of the Obligations for appointment of a receiver of the Mortgaged Property, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court.
(d) Other. Exercise any and all other rights, remedies and recourses granted under this Deed of Trust.
8.2	Remedies Cumulative, Concurrent and Nonexclusive. Beneficiary shall have all rights, remedies and recourses granted in the Pipelines Agreement and, subject to the rights of any Lienholder arising under or pursuant to the Senior Liens, and the terms and provisions of the SNDA, the Deed of Trust and same (a) shall be cumulative and concurrent; (b) may be pursued separately, successively or concurrently against Grantor or others obligated under this Deed of Trust, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary; (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (d) are intended to be, and shall be, nonexclusive.

8.3	Obligations. Neither Grantor, any other Partnership Entity (as defined in the Pipelines Agreement) nor any other Person hereafter obligated for performance or fulfillment of all or any of the Obligations shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Grantor or any other Person to enforce any provisions of this Deed of Trust; (b) the release, regardless of consideration, of the Mortgaged Property or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending, renewing, rearranging or in any other way modifying the terms of the Security Documents without first having obtained the consent of, given notice to or paid any consideration to Grantor or such other Person, and in such event Grantor and all such other Persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Beneficiary; or (d) by any other act or occurrence save and except the complete fulfillment of all of the Obligations.

8.4	Release of and Resort to Collateral. Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Deed of Trust or their stature as a lien and security interest in and to the Mortgaged Property.

8.5	Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a)

all benefits that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default or of Trustee’s election to exercise or his actual exercise of any right, remedy or recourse provided for under this Deed of Trust; and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

8.6	Limitation on New Mexico Redemption. Pursuant to NMSA 1978, Section 39-5-19 (1965), the redemption period after foreclosure sale for any Mortgaged Property situated in or otherwise subject to the laws of the State of New Mexico shall be limited to one (1) month.

8.7	Discontinuance of Proceedings. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under this Deed of Trust and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Obligations, the Security Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

8.8	Application of Proceeds. Subject, in each case, to applicable law and the rights of any Lienholder arising under or pursuant to the Senior Liens, and the terms and provisions of the SNDA (including, without limitation, the right to receive payments otherwise due to HEP under the terms of the Pipelines Agreement), the proceeds and other amounts generated by the holding, operating or other use of, the Mortgaged Property shall be applied by Trustee or Beneficiary (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority:
(a) first, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing and improving the same, including without limitation (i) trustees’ and receivers’ fees, (ii) court costs, (iii) attorneys’ and accountants’ fees, and (iv) the payment of any and all Impositions, liens, security interests or other rights, titles or interests equal or superior to the lien and security interest of this Deed of Trust (except those to which the Mortgaged Property has been sold subject to and without in any way implying Beneficiary’s prior consent to the creation thereof);
(b) second, to the payment of all amounts which may be due to Beneficiary with respect to the Obligations;
(c) third, to the extent permitted by law, funds are available therefor out of the proceeds generated by the holding, operating or other use of the Mortgaged Property and known by Beneficiary, to the payment of any indebtedness or obligation secured by a subordinate deed of trust on or security interest in the Mortgaged Property; and
(d) fourth, to Grantor.

8.9	INDEMNITY. IN CONNECTION WITH ANY ACTION TAKEN BY TRUSTEE AND/OR BENEFICIARY PURSUANT TO THIS DEED OF TRUST, TRUSTEE AND/OR BENEFICIARY AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS AND EXPERTS (COLLECTIVELY THE “INDEMNIFIED PARTIES”) SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY GRANTOR RESULTING FROM (i) AN ASSERTION THAT TRUSTEE, BENEFICIARY OR INDEMNIFIED PARTY HAS RECEIVED FUNDS FROM THE OPERATIONS OF THE MORTGAGED PROPERTY CLAIMED BY THIRD PERSONS OR (ii) ANY ACT OR OMISSION OF TRUSTEE, BENEFICIARY OR INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY, INCLUDING IN EITHER CASE SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF TRUSTEE, BENEFICIARY OR AN INDEMNIFIED PARTY OR WHICH MAY RESULT FROM STRICT LIABILITY, WHETHER UNDER APPLICABLE LAW OR OTHERWISE, UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF TRUSTEE, BENEFICIARY OR ANY INDEMNIFIED PARTY NOR SHALL TRUSTEE, BENEFICIARY AND/OR ANY INDEMNIFIED PARTY BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF GRANTOR. GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY TRUSTEE, BENEFICIARY AND EACH OF THEIR RESPECTIVE INDEMNIFIED PARTIES FOR, AND TO HOLD THEM HARMLESS FROM, ANY AND ALL LOSSES WHICH MAY OR MIGHT BE INCURRED BY TRUSTEE, BENEFICIARY OR INDEMNIFIED PARTY BY REASON OF THIS DEED OF TRUST OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, INCLUDING SUCH LOSSES WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF TRUSTEE, BENEFICIARY OR AN INDEMNIFIED PARTY OR WHICH MAY RESULT FROM STRICT LIABILITY, WHETHER UNDER APPLICABLE LAW OR OTHERWISE, UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF TRUSTEE, BENEFICIARY OR INDEMNIFIED PARTY. SHOULD TRUSTEE, BENEFICIARY AND/OR ANY INDEMNIFIED PARTY MAKE ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LOSSES, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND REASONABLE ATTORNEYS’ FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION GRANTOR HEREBY EXPRESSLY PROMISES TO PAY) OWING BY GRANTOR TO TRUSTEE AND/OR BENEFICIARY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE HIGHEST RATE ALLOWED BY LAW, SHALL BE A PART OF THE OBLIGATIONS AND SHALL BE SECURED BY THIS DEED OF TRUST. THE LIABILITIES OF GRANTOR AS SET FORTH IN THIS SECTION 8.9 SHALL SURVIVE THE TERMINATION OF THIS DEED OF TRUST.

8.10	Limitations on Indemnifications.
(a) To the extent, if at all, but only to the extent, that NMSA 1978, Section 56-7-1 (1971), as amended from time to time, is applicable to this Deed of Trust or any indemnification agreements herein, any agreement to indemnify any indemnitee given in this Deed of Trust, regardless of whether such agreement to indemnify makes reference to this or any other limitation provision, will not extend to liability, claims, damages, losses or expenses, including attorneys’ fees, arising out of (i) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by such indemnitee, or the agents or employees of such indemnitee, or (ii) the giving of or the failure to give directions or instructions by such indemnitee, or the agents or employees of such indemnitee, where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.
(b) To the extent, if at all, but only to the extent, that NMSA 1978, Section 56-7-2 (1999), as amended from time to time, is applicable to this Deed of Trust or any indemnification agreements herein, or agreement to indemnify any indemnitee given in this Deed of Trust, regardless of whether such undertaking or agreement to indemnify makes reference to this or any other limitation provision, this Deed of Trust does not purport to indemnify such indemnitee against loss or liability for damages arising from: (i) the sole or concurrent negligence of such indemnitee or the agents or employees of such indemnitee; (ii) the sole or concurrent negligence of an independent contractor who is directly responsible to such indemnitee; or (iii) an accident that occurs in operations carried on at the direction or under the supervision of such indemnitee, an employee or representative of such indemnitee or in accordance with methods and means specified by such indemnitee or the employees or representatives of such indemnitee.
ARTICLE 9
SECURITY AGREEMENT
9.1	Security Interest. This Deed of Trust shall be construed as a deed of trust on real property and it shall (subject to the Senior Liens) also constitute and serve as a “Security Agreement” on personal property within the meaning of, and shall constitute a security interest under, the Uniform Commercial Code (as the same is codified and in effect in New Mexico) with respect to the Personalty, Fixtures and Leases. To this end, Grantor has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, AND SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER AND SET OVER, unto Trustee and unto Beneficiary, a security interest in all of Grantor’s right, title and interest in, to and under the Personalty, Fixtures and Leases to secure the full and timely performance and discharge of the Obligations, subject only to the Permitted Encumbrances.

9.2	Financing Statements. Grantor hereby authorizes Beneficiary to file such “Financing Statements,” and Grantor hereby agrees to execute and deliver such further assurances as Beneficiary may, from time to time, consider reasonably necessary to create, perfect and preserve Beneficiary’s security interest herein granted and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.
9.3	Uniform Commercial Code Remedies. Subject, in each case, to the rights of any Lienholder under or pursuant to the Senior Liens, and the terms and provisions of the SNDA and this Deed of Trust, Beneficiary and/or Trustee shall have all the rights, remedies and recourses (other than auction and sale rights) with respect to the Personalty, Fixtures and Leases afforded to it by the aforesaid Uniform Commercial Code (as the same is codified and in effect in New Mexico) in addition to, and not in limitation of, the other rights, remedies and recourses afforded by this Deed of Trust.

9.4	No Obligation of Trustee or Beneficiary. The assignment and security interest herein granted shall not be deemed or construed to constitute Trustee or Beneficiary as a trustee in possession of the Mortgaged Property, to obligate Trustee or Beneficiary to lease the Mortgaged Property or attempt to do same, or to take any action, incur any expense or perform or discharge any obligation, duty or liability whatsoever.

9.5	Fixture Filing. This Deed of Trust shall constitute a “fixture filing” for all purposes of Article 9 of the Uniform Commercial Code, as codified and in effect in New Mexico. All or part of the Mortgaged Property are or are to become fixtures; information concerning the security interest herein granted may be obtained at the addresses set forth on the first page hereof. The address of the Secured Party (Beneficiary) is the address set forth in Section 1.1(b) and the address of the Debtor (Grantor) is the address set forth in the opening paragraph of this Deed of Trust.

9.6	Satisfaction and Release. If (a) all Obligations secured hereby shall be paid, performed and satisfied in full, (b) the Mortgaged Property (or any portion thereof, in which case the provisions of clauses (i) through (iv) below shall be applicable only to such portion) shall be sold, consigned, conveyed or transferred in accordance with the provisions of the Pipelines Agreement, [and/or] (c) the Pipelines Agreement shall be terminated, cancelled or otherwise expire, and the Obligations of the Partnership Entities (as defined in the Pipelines Agreement) set forth in Section 2(f) of the Pipelines Agreement shall no longer be applicable, and/or (d) at any time Grantor’s or HEP’s (in the event Grantor does not have a stand-alone credit rating) senior unsecured debt has an Investment Grade Rating (as hereinafter defined) from both Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) (or any successor to the rating business of either thereof), then (i) this Deed of Trust shall be null and void, (ii) the liens and security interests created by this Deed of Trust shall be released as promptly as practicable, (iii) the Mortgaged Property shall revert to Grantor (or the transferee in the case of clause (b) above) free and clear of the liens and security interests created by this Deed of Trust, and (iv) Beneficiary and Trustee (as applicable) shall execute and deliver, or cause to be executed and delivered, instruments of satisfaction and release that are reasonably requested by Grantor. Otherwise, this Deed of Trust shall remain and continue in full force and effect. As used in this Section 9.6, the term “Investment Grade Rating” shall mean a rating equal to or higher than Baa3 (or the equivalent) by Moody’s, or BBB- (or the equivalent) by S&P.

ARTICLE 10
CONCERNING THE TRUSTEE
10.1	No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in or defend any action, suit or other proceeding in connection therewith where in his opinion such action will be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to him against any and all costs, expense and liabilities arising therefrom. Trustee shall not be responsible for the execution, acknowledgment or validity of the Security Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and makes no representation in respect thereof or in respect of the rights, remedies and recourses of Beneficiary.

10.2	Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (a) to select, employ and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution and interpretation of the Security Documents, and shall be fully protected in relying as to legal matters on the advice of counsel; (b) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys; (c) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith; and (d) to take any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by him, or anyone entering by virtue of the powers herein granted him, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties.

10.3	Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law) and Trustee shall be under no liability for interest on any moneys received by him hereunder.
10.4	Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust, or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estates, properties, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof.

10.5	Perfection of Appointment. Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such new Trustee such estates, rights, powers and duties, then, upon request by such Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

10.6	Succession Instruments. Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the successor Trustee so appointed in its or his place.

10.7	No Representation by Trustee. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Trustee or Beneficiary pursuant to the Security Documents, including but not limited to, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Trustee or Beneficiary.

ARTICLE 11
MISCELLANEOUS
11.1	Performance at Grantor’s Expense. The cost and expense of performing or complying with any and all of the Obligations shall be borne solely by Grantor and/or the other Partnership Entities to the extent provided in the Pipelines Agreement.

11.2	Survival of Obligations. Each and all of the Obligations shall survive the execution and delivery of the Security Documents and shall continue in full force and effect until the Obligations have been performed and discharged in full.

11.3	Further Assurances. Grantor, upon the request of Trustee or Beneficiary, will execute, acknowledge, deliver and record and/or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of the Security Documents and to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically but without limitation, any renewals, additions, substitutions, replacements, betterments or appurtenances to the then Mortgaged Property.

11.4	Recording and Filing. Grantor will cause the Security Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

11.5	Notices. All notices or other communications required or permitted to be given pursuant to this Deed of Trust shall be in writing and shall be considered as properly given if mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person to the intended addressee or by prepaid telegram. Notice so mailed shall be effective two days following its deposit. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of Beneficiary and Grantor shall be as set forth in Section 1.1(b) and the opening paragraph hereinabove, respectively; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.

11.6	No Waiver. Any failure by Trustee or Beneficiary to insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor of any of the terms, provisions or conditions of the Security Documents shall not be deemed to be a waiver of same or of any other terms, provision or condition thereof and Trustee or Beneficiary shall have the right at any time or times thereafter to insist upon strict performance by Grantor of any and all of such terms, provisions and conditions.

11.7	Beneficiary’s Right to Perform the Obligations. If Grantor shall fail, refuse or neglect to make any payment or perform any act required by the Security Documents (after giving effect to any applicable notice and cure period), then at any time thereafter, and without further notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter upon or in the Real Property for such purpose and to take all such action thereon and with respect to the Mortgaged Property as it may deem necessary or appropriate but in any case subject to the rights of any Lienholder arising under or pursuant to the Senior Liens and the terms and provisions of the SNDA. If Beneficiary shall elect to pay any Imposition or other sums due with reference to the Mortgaged Property, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Entity or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Security Documents, Beneficiary shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Grantor shall indemnify Beneficiary for all losses, expenses, damage, claims and causes of action, including reasonable attorneys’ fees, incurred or accruing by reason of any acts performed by Beneficiary pursuant to the provisions of this Section 11.7 or by reason of any other provision in the Security Documents. All sums paid by Beneficiary pursuant to this Section 11.7 and all other sums expended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the maximum rate allowed by law from the date of such payment or expenditure, shall be secured by the Security Documents and shall be paid by Grantor to Beneficiary upon demand.
11.8	Covenants Running with the Land. All Obligations contained in the Security Documents are intended by the parties to be, and shall be construed as, covenants running with the Mortgaged Property.

11.9	Successors and Assigns. All of the terms of the Security Documents shall apply to, be binding upon and inure to the benefit of the parties thereto, their successors and assigns, and all other Persons claiming by, through or under them.

11.10	Severability. The Security Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Security Documents or the application thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable neither the remainder of the instrument in which such provision is contained nor the application of such provision to other Persons or circumstances nor the other instruments referred to hereinabove shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

11.11	Entire Agreement and Modification. The Security Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated. Notwithstanding anything herein to the contrary, Grantor and, by its acceptance hereof, Beneficiary hereby acknowledge and agree that in the event that any of the terms or provisions of this Deed of Trust conflict with any terms or provisions of the Pipelines Agreement, the terms or provisions of the Pipelines Agreement shall govern and control for all purposes. The Security Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments (a) executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted, and (b) consented to by the Lienholders to the extent any such amendment, revision, waiver, discharge, release or termination would be materially adverse to the rights of any such Lienholder. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.
11.12	Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute but one instrument.

11.13	Applicable Law. This Deed of Trust shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the laws of the United States of America, except that to the extent that the law of the state in which a portion of the Mortgaged Property is located (or which is otherwise applicable to a portion of the Mortgaged Property) necessarily or appropriately governs with respect to procedural and substantive matters relating to the creation, perfection and enforcement of the liens, security interests and other rights and remedies of Trustee on behalf of Beneficiary or Beneficiary granted herein, the laws of such state shall apply as to that portion of the Mortgaged Property located in (or otherwise subject to the laws of) such state.

11.14	No Partnership. Nothing contained in the Security Documents is intended to, or shall be construed as, creating to any extent and in any manner whatsoever, any partnership, joint venture, or association between Grantor, Trustee and Beneficiary, or in any way make Beneficiary or Trustee coprincipals with Grantor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

11.15	Headings. The Article, Section and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

11.16	Waiver of Stay, Moratorium, and Similar Rights. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the indebtedness secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies Beneficiary may have thereunder, hereunder or by law.

11.17	Transfer of Mortgaged Property. No sale, lease, exchange, assignment, conveyance or other transfer (each, a “Transfer”) of the Mortgaged Property will extinguish the lien or security interest created by this Deed of Trust, except to the extent provided in Section 9.6 of this Deed of Trust or in the Pipelines Agreement. As a condition to any Transfer, Beneficiary may (a) require the express assumption of the Obligations by the transferee

(with or without the release of Grantor from liability in respect thereof), and (b) require the execution of an assumption agreement, modification agreements, supplemental security documents and financing statements satisfactory in form and substance to Beneficiary.

11.18	Estoppel Certificates. Grantor and Beneficiary agree to execute and deliver from time to time, upon the request of the other party, a certificate regarding the status of the Pipelines Agreement, consisting of statements, if true (or if not, specifying why not), (a) that the Pipelines Agreement is in full force and effect, (b) the date through which payments have been paid, (c) the date of the commencement of the term of the Pipelines Agreement, (d) the nature of any amendments or modifications of the Pipelines Agreement, (e) to such party’s actual knowledge without investigation, no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Pipelines Agreement, (f) to such party’s actual knowledge without investigation, no setoffs, recoupments, estoppels, claims or counterclaims exist against the other party under the Pipelines Agreement, and (g) such other factual matters as may be reasonably requested.

11.19	Final Agreement. Grantor acknowledges receipt of a copy of this instrument at the time of execution hereof. Grantor acknowledges that, except as incorporated in writing in this Deed of Trust, there are not, and were not, and no persons are or were authorized to make any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in this Deed of Trust. THE WRITTEN AGREEMENTS HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

11.20	Other New Mexico Provisions.
(a) In addition to the requirements for giving notice set forth elsewhere in this instrument, all notices shall be sent by regular, first-class United States mail, postage prepaid.
(b) Notwithstanding anything to the contrary contained in this instrument, the appointment of a receiver for the Mortgaged Property shall be in accordance with the New Mexico Receivership Act, §44-8-1, et seq., NMSA 1978.
(c) To the extent this instrument constitutes a deed of trust, it is subject to the New Mexico Deed of Trust Act, §48-10-1, et seq., NMSA 1978.
(d) To the extent this instrument constitutes a mortgage, the grant of the mortgage is made with mortgage covenants and upon the statutory mortgage condition, for the breach of which, except as otherwise provided herein, this instrument is subject to foreclosure as provided by law.

(e) For Security Agreement and Fixture Filing purposes, (i) the Debtor’s name is HEP Pipeline, L.L.C., whose address is shown on the first page of this instrument; (ii) the Secured Party’s name is Holly Corporation, whose address is shown in Section 1.1(b) of this instrument; (iii) this instrument covers materials, supplies, equipment, apparatus and other items that are, or are to become, fixtures; and (iv) the real property to which such fixtures are related is attached to this instrument as Exhibit A.
[SIGNATURE PAGE TO FOLLOW]

     WITNESS THE EXECUTION HEREOF as of the date first above written.

HEP PIPELINE, L.L.C.
By:	HOLLY ENERGY PARTNERS — OPERATING, L.P., its Sole Member

By:	/s/ David G. Blair
David G. Blair,
Senior Vice President

EMPLOYER IDENTIFICATION NUMBER OF GRANTOR:	71-0968296

ORGANIZATIONAL NUMBER OF GRANTOR:	3814278
[Signature Page]

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on February 29, 2008, by David G. Blair, Senior Vice President of Holly Energy Partners — Operating, L.P., a Delaware limited partnership, sole member of HEP Pipeline, L.L.C., a Delaware limited liability company, on behalf of said limited liability company and limited partnership.

/s/ Julie H. Cooper Notary Public, State of Texas

My Commission Expires:
4-8-2009
[Acknowledgement Page]

EXHIBIT A
PIPELINE FEE LAND
None.

A-1

EXHIBIT B
PIPELINE LEASES
Lease and Access Agreement of even date herewith between Navajo Refining Company, L.L.C., as Lessor, and HEP Pipeline, L.L.C., as Lessee, relating to certain land within the Artesia Refinery (as the same may from time to time be amended, modified, supplemented, extended, renewed, restated, or replaced) covering the following real property:
A TRACT OF LAND LOCATED IN SECTION 9, TOWNSHIP 17 SOUTH, RANGE 26 EAST, N.M.P.M., EDDY COUNTY, NEW MEXICO, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
TRACT “A”
BEGINNING AT A POINT WHICH LIES N.00’07’08’E., 1942.1 FEET AND S.89’52’52E., 1817.1 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 9; THENCE N.00’13’37’E., 300.0 FEET; THENCE S.89’46’23’E., 360.0 FEET; THENCE S.00’13’37’W., 300.0 FEET; THENCE N.89’45.23’W., 360.0 FEET TO THE POINT OF BEGINNING. SAID TRACT OF LAND CONTAINING 2.4793 ACRES, MORE OR LESS.
TRACT “B”
BEGINNING AT A POINT WHICH LIES N.00’07’08’E., 1692.2 FEET AND S.89’52’52’E., 1816.6 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 9; THENCE N.00’13’37’E., 250.0 FEET; THENCE S.89’46’23’E., 360.0 FEET; THENCE S.00’13’37’W., 250.0 FEET; THENCE N.89’46’23’W., 360.0 FEET TO THE POINT OF BEGINNING. SAID TRACT OF LAND CONTAINING 2.0661 ACRES, MORE OR LESS.

B-1

EXHIBIT C
PIPELINE EASEMENTS

Artesia Delivery System:	Eddy County, New Mexico

State	County	Original Grantor	Original Grantee	Document Type	Document Date	Recording Date	Book / Page

Beeson to North Artesia Segment &
North Artesia to Evans Junction Segment

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	Permit	9/30/1997		NM-98343

New Mexico	Eddy	Bogle, LTD	Navajo Refining Company	ROW	8/22/1997	08/26/1997	290 / 887

New Mexico	Eddy	Eddy County Road Department	Navajo Pipeline Company	Permit	8/25/1997		206 / RP-97-089

New Mexico	Eddy	State of New Mexico Commissioner of Public Lands	Navajo Refining Company	ROW	9/23/1997		26317

New Mexico	Eddy	Eddy County Road Department	Navajo Pipeline Company	Permit	8/25/1997		232 / RP-97-091

New Mexico	Eddy	Eddy County Road Department	Navajo Pipeline Company	Permit	8/25/1997		204 / RP-97-088

New Mexico	Eddy	Eddy County Road Department	Navajo Pipeline Company	Permit	8/25/1997		229 / RP-97-090

New Mexico	Eddy	Bureau of Land Management	Continental Pipeline Company	Permit	5/29/1965		NM-0557183

New Mexico	Eddy	Blaine Haines	Continental Pipe Line Company	ROW	4/7/1965	4/29/1965	188 / 198

New Mexico	Eddy	State of New Mexico Commissioner of Public Lands	Continental Pipe Line Company	ROW	5/11/1965		RW-16231

New Mexico	Eddy	Bogle, Ltd	Continental Pipe Line Company	ROW	3/14/1966	4/8/1966	192 / 429

New Mexico	Eddy	J.L. & Ethel Langford	Continental Pipe Line Company	ROW	4/14/1965	5/3/1965	188 / 235

New Mexico	Eddy	New Mexico State Highway	Continental Pipe Line Company	Permit	5/14/1965	—	Permit No. 2-5345 Hwy. 360

New Mexico	Eddy	J.W. Meador	Continental Pipe Line Company	ROW	4/6/1965	4/29/1965	188 / 196

State	County	Original Grantor	Original Grantee	Document Type	Document Date	Recording Date	Book / Page

Barnsdall to North Artesia Segment

New Mexico	Eddy	General Land Office (United States Department of Interior)	Illinois Pipeline Company	ROW	5/28/1928	—	LC-036453

Barsdall Jumper Line to 8” Lovington (aka Intermediate Line)

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	ROW	5/24/2002		No. 105996

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	ROW	10/4/1996		No. 96607

New Mexico	Eddy	State of New Mexico Commissioner of Public Lands	Navajo Pipeline Company	ROW	5/31/2001		No. 27745

Artesia Station to North Artesia Segment

New Mexico	Eddy	General Land Office (United States Department of Interior)	Illinois Pipeline Company	ROW	5/28/1928	—	LC-036453

Abo Station to Evans Junction

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	ROW + Station Site	10/19/1998	—	NM-100652

Evans Junction (Slaughter/Badluck Junction) to City of Artesia Segment

New Mexico	Eddy	A.B. Coll Jr. & Kathleen B. Coll, Husband & Wife	Navajo Refining Company, Inc.	ROW	12/30/1982	3/30/1983	255 / 1309

New Mexico	Eddy	County of Eddy	Navajo Refining Company	Permit	6/30/1998		RP-98-102

New Mexico	Eddy	Chase Farms	Navajo Refining Company	ROW	7/13/1998	7/20/1998	323 / 943

New Mexico	Eddy	New Mexico State Highway Department	Navajo Refining Company	Permit	7/16/1998		2-13046

New Mexico	Eddy	Vance Haldeman, a single man, Victor Haldeman	Navajo Refining Company	ROW	7/16/1998	7/20/1998	323 / 953

New Mexico	Eddy	Vance Haldeman, a single man, Victor Haldeman	Navajo Refining Company, Inc.	ROW	7/1/1998	7/9/1998	323 / 956

New Mexico	Eddy	New Mexico State Highway Department	Navajo Refining Company	Permit	7/16/1998		2-13047

New Mexico	Eddy	Gracie K. Haines Living Trust by M.L. Haines, trustee	Navajo Refining Company	ROW	7/6/1998	7/13/1998	323 / 125

State	County	Original Grantor	Original Grantee	Document Type	Document Date	Recording Date	Book / Page

New Mexico	Eddy	Gracie K. Haines Living Trust by M.L. Haines, trustee	Navajo Refining Company	ROW	6/17/1998	7/9/1998	322 / 953

New Mexico	Eddy	Higgins Trust, Inc. By: William P. Edwards, President	Navajo Refining Company	ROW	6/29/1998	7/9/1998	322 / 950

New Mexico	Eddy	Albert P. Bach, a married man	Navajo Refining Company	ROW	6/23/1998	1/7/1999	339 / 1157

New Mexico	Eddy	Albert P. Bach, a married man	Navajo Refining Company	ROW	6/29/1998	1/7/1999	339 / 1154

New Mexico	Eddy	Emil P. Bach, Jr.	Navajo Refining Company	ROW	6/23/1998	7/9/1998	322 / 947

New Mexico	Eddy	Gladys C. Kepple Estate, et al	Navajo Refining Company	ROW	6/15/1998 7/19/1998 7/23/1998 7/21/1998 6/16/1998 7/27/1998 6/7/1999 7/29/1998 7/21/1998 7/7/1998	7/9/1998 7/31/1998 7/31/1998 7/31/1998 7/9/1998 9/28/1998 6/15/1999 9/28/1998 7/31/1998 7/31/1998	322 / 929 324 / 1020 324 / 1014 324 / 1008 322 / 935 330 / 222 353 / 1175 330 / 228 324 / 1002 324 / 996

New Mexico	Eddy	County of Eddy	Navajo Refining Company	Permit	6/30/1998		RP-98-103

New Mexico	Eddy	Harvey D. Howard and Jane Howard	Navajo Refining Company	ROW	6/16/1998	7/9/1998	322 / 944

New Mexico	Eddy	William Elmers Jeffers, St. a/k/a W.E. Jeffers	Navajo Refining Company	ROW	6/26/1998	7/9/1998	322 / 941

New Mexico	Eddy	Chase Oil Corporation By: Mack C. Chase	Navajo Refining Company	ROW	7/13/1998	7/20/1998	323 / 965

New Mexico	Eddy	Jeff D. Bell and Juhree Bell	Navajo Refining Company	ROW	6/5/1998	6/15/1998	320 / 680

New Mexico	Eddy	United States Department of the Interior	Navajo Refining Co.	ROW	7/8/1998		NM-100652

New Mexico	Eddy	State of New Mexico	Navajo Refining Company	ROW	10/19/1998		26649

New Mexico	Eddy	County of Eddy	Navajo Refining Company	Permit	6/30/1998		RP-98-104

New Mexico	Eddy	County of Eddy	Navajo Refining Company	Permit	6/30/1998		RP-98-105

Artesia to Badluck Segment

New Mexico	Eddy	Bureau of Land Management	Holly Energy Partners L.P.	ROW	6/7/2006	—	BCM-NM-115944

New Mexico	Eddy	State of New Mexico	Holly Energy Partners, LP	ROW	6/26/2006	—	RW-29955

State	County	Original Grantor	Original Grantee	Document Type	Document Date	Recording Date	Book / Page

New Mexico	Eddy	Bogle LTD	Holly Energy Partners L.P.	ROW	4/10/2006	4/27/2006	641 / 485

New Mexico	Eddy	County of Eddy	Holly Energy Partners LP	ROW	6/13/2006	—	RP-06-070: Co. Rd. #206

New Mexico	Eddy	County of Eddy	Holly Energy Partners LP	ROW	6/13/2006	—	RP-06-071: Co. Rd. #s 225 + 226

New Mexico	Eddy	County of Eddy	Navajo Refining Co.	ROW	7/8/1998	—	NM-100652

Roswell Jet Fuel Pipeline:	Eddy County, New Mexico

State	County	Original Grantor	Original Grantee	Document Type	Document Date	Recording Date	Book / Page

New Mexico	Eddy	City of Artesia		Road Crossings

New Mexico	Eddy	State of New Mexico		Road Crossings

New Mexico	Eddy	Eddy County Commissioners	Aztec Pipe Line Company	Blanket Permit	5/26/1960

New Mexico	Eddy	Alta Hillard	Aztec Pipe Line Company	ROW	6/22/1960	11/14/1960	166 / 145

New Mexico	Eddy	Atchinson, Topeka and Santa Fe Railway Company	Navajo Refining Company	Permit	5/11/1987		Contract No. 112788

New Mexico	Eddy	New Mexico State Highway Department	Aztec Pipe Line Company	Permit	6/24/1960		St. Hwy. 350 & 351 No. 3783

New Mexico	Eddy	Tracy L Kinnibrugh and Tammy D. Kinnibrugh	Navajo Refining Company	Cathodic Easement	11/17/1998	11/17/1998	335 / 107

New Mexico	Eddy	New Mexico State Highway Department	Aztec Pipe Line Company	Permit	6/20/1960		St. Hwy. 350 (Parallels)

Station Sites (Tankage)	Eddy County, New Mexico

State	County	Original Grantor	Original Grantee	Document Type	Document Date	Recording Date	Book / Page

Abo Station

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	Truck Unloading & Tanks Facility	6/7/1988	—	NM-72671 w/ amendment

Artesia Station

New Mexico	Eddy	State of New Mexico	New Mexico Pipeline Company	Deed ROW	5/21/1926	—	RW Deed No. 314

Barnsdall Station

New Mexico	Eddy	Bureau of Land Management	Navajo Pipeline Co.	ROW/ Temp. Use Permit	10/4/1996	—	NM-96607

Beeson Station

New Mexico	Eddy	Bureau of Land Management	Malco Refineries, Inc.	ROW + Plant	1/1/1952	—	NM-06130

Henshaw Station

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Co.	Pipeline & Station Grant	2/27/2001	—	NM-105028

Crude Gathering Lines (steel)	Eddy County, New Mexico

State	County	Original Grantor	Original Grantee	Document Type	Document Date	Recording Date	Book / Page

Abo Station to BP Sweet Segment

New Mexico	Eddy	State of New Mexico	Navajo Refining Company	Station Site/Business Lease	2/14/1995	—	BL-875

New Mexico	Eddy	State of New Mexico	Navajo Refining Co.	ROW	2/4/1974	—	RW-18440

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	ROW	5/8/1974		NM-20261

State	County	Original Grantor	Original Grantee	Document Type	Document Date	Recording Date	Book / Page

Maljamar Park to Beeson Station Segment

New Mexico	Eddy	Bureau of Land Management	Continental Pipe Line Company	ROW	6/20/1963	—	NM-0349783

New Mexico	Eddy	Bureau of Land Management	Valley Gas Corporation	ROW	2/21/1956	—	NM-029234

New Mexico	Eddy	Bureau of Land Management	Artesia Pipeline Company	ROW	10/5/1954	—	NM-015544

Artesia Station to Abo Trunk Line Segment

New Mexico	Eddy	State of New Mexico	New Mexico Pipeline Company	ROW	5/21/1926		RW Deed No. 314

EXHIBIT D
PIPELINE IMPROVEMENTS
•	A six-inch, 11 mile line running from Beeson, Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	A 4/6-inch, seven mile line running from Barnsdall, Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	An eight-inch, two mile line running from the Barnsdall jumper line in Eddy County, New Mexico, to the Lovington line in Eddy County, New Mexico;

•	A four-inch, four mile line running from Artesia St., Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	An eight-inch, six mile line running from N. Artesia, Eddy County, New Mexico, to Evans Junction, Eddy County, New Mexico;

•	A six-inch, 1.2 mile line running from Abo, Eddy County, New Mexico, to Evans Junction, Eddy County, New Mexico;

•	An eight-inch, 11.5 mile line from Evans Junction, Eddy County, New Mexico, to Artesia, Eddy County, New Mexico;

•	A 12-inch, 13 mile line from Artesia, Eddy County, New Mexico, to Bad Luck, Eddy County, New Mexico;

•	A four-inch, 36 mile line running from Artesia, Eddy County, New Mexico, to Roswell, Chaves County, New Mexico Abo Station, including all tanks, pump stations and other associated equipment, including without limitation Tank 1007, Eddy County, New Mexico;

•	Artesia Station including all tanks, pump stations and other associated equipment, including without limitation Tank 970, Eddy County, New Mexico;

•	Barnsdall Station including all tanks, pump stations and other associated equipment, including without limitation Tank 1028, Eddy County, New Mexico;

•	Beeson Station including all tanks, pump stations and other associated equipment, including without limitation Tanks 972 and 973, Eddy County, New Mexico;

•	Henshaw Station including all tanks, pump stations and other associated equipment, including without limitation Tanks 1048 and 1049, Eddy County, New Mexico;

•	A four-inch, 1.2 mile line running from Abo Station, Eddy County, New Mexico, to BP Sweet system, Eddy County, New Mexico;

D-1

•	A six-inch, 6.5 mile line running from Artesia Station, Eddy County, New Mexico, to Abo Trunk line, Eddy County, New Mexico;

•	A four-inch, approximately 14 mile line running from Maljamar Park, Lea County, New Mexico, to Beeson Station, Eddy County, New Mexico;

•	Barnsdall Station lease connection lines, Eddy County, New Mexico;

•	Beeson Station lease connection lines, Eddy County, New Mexico;

•	Burton Flats lease connection lines, Eddy County, New Mexico;

•	Abo Station lease connection lines, Eddy County, New Mexico;

•	Artesia Station lease connection lines, Eddy County, New Mexico;

•	Eagle lease connection lines, Eddy County, New Mexico.

D-2

EXHIBIT E
PIPELINE CONTRACTS
None.

E-1

EXHIBIT F
PIPELINE PERMITS
To the extent assignable, all permits, licenses, certificates, authorizations, registrations, orders, waivers, variances and approvals now or hereafter granted by any Governmental Entity to Grantor or its predecessors in interest pertaining solely to the ownership or operation of the Pipelines.

F-1

EXHIBIT G
PIPELINES
•	A six-inch, 11 mile line running from Beeson, Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	A 4/6-inch, seven mile line running from Barnsdall, Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	An eight-inch, two mile line running from the Barnsdall jumper line in Eddy County, New Mexico, to the Lovington line in Eddy County, New Mexico;

•	A four-inch, four mile line running from Artesia St., Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	An eight-inch, six mile line running from N. Artesia, Eddy County, New Mexico, to Evans Junction, Eddy County, New Mexico;

•	A six-inch, 1.2 mile line running from Abo, Eddy County, New Mexico, to Evans Junction, Eddy County, New Mexico;

•	An eight-inch, 11.5 mile line from Evans Junction, Eddy County, New Mexico, to Artesia, Eddy County, New Mexico;

•	A 12-inch, 13 mile line from Artesia, Eddy County, New Mexico, to Bad Luck, Eddy County, New Mexico;

•	A four-inch, 36 mile line running from Artesia, Eddy County, New Mexico, to Roswell, Chaves County, New Mexico Abo Station, including all tanks, pump stations and other associated equipment, including without limitation Tank 1007, Eddy County, New Mexico;

•	A four-inch, 1.2 mile line running from Abo Station, Eddy County, New Mexico, to BP Sweet system, Eddy County, New Mexico;

•	A six-inch, 6.5 mile line running from Artesia Station, Eddy County, New Mexico, to Abo Trunk line, Eddy County, New Mexico;

•	A four-inch, approximately 14 mile line running from Maljamar Park, Lea County, New Mexico, to Beeson Station, Eddy County, New Mexico;

•	Barnsdall Station lease connection lines, Eddy County, New Mexico;

•	Beeson Station lease connection lines, Eddy County, New Mexico;

•	Burton Flats lease connection lines, Eddy County, New Mexico;

G-1

•	Abo Station lease connection lines, Eddy County, New Mexico;

•	Artesia Station lease connection lines, Eddy County, New Mexico;

•	Eagle lease connection lines, Eddy County, New Mexico.

G-2

ATTACHMENT 1
FORM OF SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT
After recording, return to:
Vinson & Elkins L.L.P.
2001 Ross Avenue, Suite 3700
Dallas, Texas 75201
Attention: Christopher J. Dewar
SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT
     This Subordination, Non-Disturbance and Attornment Agreement (this “Agreement”) is executed effective as of February 29, 2008, among Union Bank of California, N.A., in its capacity as administrative agent (or any assignee of or successor to such administrative agent) under the Credit Agreement (as defined below) and on behalf of the Credit Parties (as defined below) (“Administrative Agent”), and Holly Corporation, a Delaware corporation (“Holly”).
RECITALS:
     A. Holly Energy Partners — Operating, L.P., a Delaware limited partnership (“Operating”), the financial institutions party thereto from time to time (individually, a “Financial Institution” and collectively, the “Financial Institutions”), the Financial Institutions issuing letters of credit thereunder from time to time, if any (individually, an “Issuing Bank” and collectively, the “Issuing Banks”), the Financial Institutions or any affiliate thereof that have entered into hedging arrangements with Operating or any subsidiary thereof from time to time (individually, a “Swap Counterparty” and collectively, the “Swap Counterparties” and, together with Administrative Agent, the Financial Institutions and the Issuing Banks, being collectively referred to herein as the “Credit Parties”) are parties to that certain Amended and Restated Credit Agreement dated as of August 27, 2007 (as heretofore and hereafter renewed, extended, amended, supplemented, replaced, modified and/or restated from time to time, the “Credit Agreement”).
     B. The Financial Institutions are the present owners and holders of certain promissory notes dated February 25, 2008, executed by Operating and payable to the order of each such Financial Institution (as heretofore and hereafter renewed, extended, amended, supplemented, replaced, modified, and/or restated from time to time and together with any additional notes issued under or pursuant to the Credit Agreement, the “Notes”). Administrative Agent, for the ratable benefit of the Credit Parties, is the beneficiary of that certain Line of Credit Mortgage, Security Agreement, Assignment of Rents and Leases, Fixture Filing and Financing Statement dated effective as of February 29, 2008 and that certain Line of Credit Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases, Fixture Filing, and Financing Statement dated effective as of February 29, 2008 (as heretofore and hereafter renewed,

Attachment 1-1

extended, amended, supplemented, replaced, modified, and/or restated from time to time, collectively, the “Senior Mortgages”), and the secured party under certain other security agreements and documents entered into in connection with the Credit Agreement (as heretofore and hereafter renewed, extended, amended, supplemented, replaced, modified, and/or restated from time to time, the “Security Instruments” and, together with the Credit Agreement, the Notes, the Senior Mortgages and any other documents, instruments and agreements executed and/or delivered in connection with the Credit Agreement, collectively, the “Senior Loan Documents”).
     C. Pursuant to the Senior Loan Documents and to secure the Notes and the other Secured Obligations (as defined in the Senior Mortgages), HEP Pipeline, L.L.C., a Delaware limited liability company (“Grantor”) and a subsidiary of Holly Energy Partners, L.P., a Delaware limited partnership (“HEP”) granted a security interest and mortgage lien to or for the benefit of Administrative Agent, covering the right, title and interest of Grantor in certain property described in Exhibits A through G attached hereto (the “Property”).
     D. Holly is the current owner of certain rights and interests under and pursuant to the provisions of that certain Pipelines and Tankage Agreement dated effective as of February 29, 2008 by and among Holly, Navajo Pipeline Co., L.P., a Delaware limited partnership, Navajo Refining Company, L.L.C., a Delaware limited liability company, Woods Cross Refining Company, L.L.C., a Delaware limited liability company, HEP, Operating, Grantor and HEP Woods Cross, L.L.C., a Delaware limited liability company, (together with any amendments, restatements or modifications from time to time made thereto, the “Pipelines Agreement”).
     E. Holly is the current beneficiary of certain liens and security interests in a portion of the Property (the “Subordinated Liens”) under and pursuant to the provisions of that certain Mortgage, Line of Credit Mortgage and Deed of Trust (with Security Agreement and Financing Statement) (the “Holly Mortgage”) dated effective as of February 29, 2008 executed by Grantor to John N. Patterson, Trustee, for the benefit of Holly, securing the Obligations (as defined in the Holly Mortgage and referred to herein as the “HEP Obligations”), such Holly Mortgage being recorded (or to be recorded) in various counties in the State of New Mexico.
     F. Holly has agreed to subordinate its Subordinated Lien under the Holly Mortgage (but not, pursuant to this Agreement, any of its rights and interests under the Pipelines Agreement) to (i) the Senior Mortgages and the other Senior Loan Documents, and (ii) any other mortgage, deed of trust or security instrument granted by a Purchaser (as defined in Section 3 below) or any subsequent purchaser of any portion of the Mortgaged Property (as heretofore and hereafter renewed, extended, amended, supplemented, replaced, modified, and/or restated from time to time, a “Future Senior Mortgage”) that secures debt and obligations of, and other extensions of credit to, such Purchaser or purchaser (together with the Secured Obligations (as defined in the Senior Mortgages), referred to herein as the “Senior Secured Obligations”) and Administrative Agent has agreed that it and any such Purchaser at foreclosure of a Senior Mortgage shall recognize and not disturb or extinguish the Holly Mortgage, all on the terms and conditions hereinafter set forth.

Attachment 1-2

AGREEMENTS:
     NOW, THEREFORE, in consideration of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent and Holly hereby covenant and agree as follows:
     1. Subordination of Holly Mortgage.
          (a) Subject to the provisions of Section 3 and Section 4 hereof, the Subordinated Liens of Holly under the Holly Mortgage and all of the terms, covenants and provisions of the Holly Mortgage, and all rights, remedies and options of Holly thereunder, are and shall at all times continue to be subject, subordinate and inferior in all respects to the Senior Loan Documents and any Future Senior Mortgage and to the liens and security interests thereof and to all amendments, modifications, and replacements thereof, with the same force and effect as if the Senior Loan Documents, or if applicable, the Future Senior Mortgage, had been executed, delivered and recorded prior to the execution, delivery and recordation of the Holly Mortgage. This Agreement is not intended, and shall not be construed, to (i) subordinate the rights and interests of Holly under the Pipelines Agreement (including Holly’s right to quiet enjoyment under the Pipelines Agreement or any claims, remedies or damages that may be due or available to, or become due or available to, Holly under the Pipelines Agreement), or (ii) subordinate the Holly Mortgage to any mortgage, deed of trust, assignment, security agreement, financing statement or other security document, other than, with respect to clause (ii), the Senior Loan Documents and the Future Senior Mortgage. Nothing in this Agreement shall impair, as between HEP, Operating, Grantor or any other Partnership Entity (as defined in the Pipelines Agreement), on the one hand, and Holly, on the other hand, the obligations of HEP, Operating, Grantor and any such other Partnership Entity, which are absolute and unconditional, to perform the HEP Obligations in accordance with their terms.
          (b) Notwithstanding anything herein or in the Holly Mortgage to the contrary, Holly hereby acknowledges and agrees, and Grantor by its consent to this Agreement acknowledges and agrees, that (i) in the event that any of the terms or provisions of this Agreement conflict with any terms or provisions of the Holly Mortgage, the terms or provisions of this Agreement shall govern and control for all purposes; and (ii) without the written prior consent of the Administrative Agent or the beneficiary of any Future Senior Mortgage (together with the Credit Parties, the “Senior Beneficiaries”), neither Holly nor Grantor (nor any future owner of the Mortgaged Property) will amend, revise, supplement, replace, restate, or otherwise modify the Holly Mortgage if such amendment, revision, supplement, replacement, restatement or other modification would be materially adverse to the rights of any Senior Beneficiary.
     2. Relative Rights and Priorities. Subject to the provisions of Section 1, Section 3 and Section 4 hereof:
          (a) Until the Senior Secured Obligations have been indefeasibly paid in full, all commitments to extend credit under the Credit Agreement (or if applicable, any agreement governing obligations secured by a Future Senior Mortgage) have terminated, and all letters of credit issued thereunder have been terminated and returned (the “Senior Obligations Payment Date”), Holly will not (i) commence any foreclosure (whether a judicial foreclosure or non-

Attachment 1-3

judicial foreclosure) of the Holly Mortgage, (ii) accept a deed or assignment in lieu of foreclosure, (iii) otherwise exercise any of its rights or remedies under the Holly Mortgage, or (iv) take any Enforcement Action.
          (b) Holly agrees that, until the Senior Obligations Payment Date has occurred:
               (i) it will not take or cause to be taken any action, the purpose or effect of which is to make any Subordinated Lien pari passu with or senior to, or to give Holly any preference or priority relative to, the liens and security interests with respect to the Senior Secured Obligations;
               (ii) it will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding (as herein defined)) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Mortgaged Property (as defined in the Holly Mortgage and with the same meaning herein as therein defined) by any of the Senior Beneficiaries or any other Enforcement Action taken by or on behalf of any of the Senior Beneficiaries;
               (iii) it has no right to (a) direct any of the Senior Beneficiaries to exercise any right, remedy or power with respect to the Mortgaged Property or pursuant to the Senior Loan Documents or any Future Senior Mortgage or (b) consent or object to the exercise by any of the Senior Beneficiaries of any right, remedy or power with respect to the Mortgaged Property or pursuant to the Senior Loan Documents or any Future Senior Mortgage or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);
               (iv) it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any of the Senior Beneficiaries seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Senior Beneficiaries shall be liable for any action taken or omitted to be taken by any of the Senior Beneficiaries with respect to the Mortgaged Property or pursuant to the Senior Loan Documents or any Future Senior Mortgage; and
               (v) the Senior Beneficiaries shall have the prior right to collect and receive any and all proceeds which may be paid or distributed in respect of the Mortgaged Property in any Insolvency Proceeding or otherwise arising from any sale or other disposition of the Mortgaged Property.
          (c) Until the Senior Obligations Payment Date has occurred, Holly agrees that it shall not, in, or in connection with, any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case, that is inconsistent with the terms or spirit of, or intent of the parties with respect to, this Agreement, including, without limitation, with respect to the determination of any liens or claims held by any of the Senior Beneficiaries (including the validity and enforceability thereof) or the value of any claims of such parties under the United States Bankruptcy Code or otherwise; provided that Holly may file a proof of claim in an Insolvency

Attachment 1-4

Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations imposed hereby; provided further, that if no proof of claim is filed in any Insolvency Proceeding with respect to the HEP Obligations by the 10th day prior to the bar date for such proof of claim, the Senior Beneficiaries may (but shall have no duty or obligation to), after notice to Holly, file such proof of claim, provided that the foregoing shall not confer to any Senior Beneficiary the right to vote on behalf of Holly in any insolvency proceeding.
          (d) Until the Senior Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against the owner of the Mortgaged Property, any of the Senior Beneficiaries shall have the exclusive right to take and continue any Enforcement Action with respect to the Mortgaged Property, without any consultation with or consent of Holly. Upon the occurrence and during the continuance of a default or an event of default under the Senior Loan Documents or any Future Senior Mortgage, any of the Senior Beneficiaries may take and continue any Enforcement Action with respect to the Senior Secured Obligations and the Mortgaged Property in such order and manner as they may determine in their sole discretion.
          (e) To the extent required, Holly hereby consents to the liens and security interests created by the Senior Mortgages and any Future Senior Mortgage, and Holly shall not object to or contest, or support any other person or entity in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any lien or security interest in the Mortgaged Property granted in favor of any of the Senior Beneficiaries. Notwithstanding any failure by any of the Senior Beneficiaries or Holly or their respective representatives to perfect their liens in the Mortgaged Property or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the liens in the Mortgaged Property granted in favor of any of the Senior Beneficiaries or Holly, the priority and rights as between any of the Senior Beneficiaries and Holly and its representatives with respect to the Mortgaged Property shall be as set forth herein.
     As used in this Section 2, the following terms shall have the following meanings:
     “Enforcement Action” means any demand for payment or acceleration thereof, the bringing of any lawsuit or other proceeding, the exercise of any rights and remedies, directly or indirectly, with respect to any Mortgaged Property, any enforcement or foreclosure of any lien or security interest, any sale in lieu of foreclosure, the taking of possession, exercise of any offset, repossession, garnishment, sequestration or execution, any collection of any Mortgaged Property, any notice to account debtors on any Mortgaged Property or the commencement or prosecution of enforcement of any of the rights and remedies under the Senior Loan Documents or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the uniform commercial code of any applicable jurisdiction, under the United States Bankruptcy Code, as amended from time to time or otherwise; provided, that, neither the exercise or enforcement by Holly of its rights under the Pipelines Agreement, nor the filing of a proof of claim in an Insolvency Proceeding, shall constitute an Enforcement Action.

Attachment 1-5

     “Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the United States Bankruptcy Code, as amended from time to time or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.
     3. Recognition and Non-Disturbance of Holly Mortgage. If Administrative Agent, any other Credit Party or any other person (Administrative Agent, any other Credit Party or such other person being herein called a “Purchaser”) shall become the owner of any part of the Property by reason of the foreclosure (whether a judicial foreclosure or non-judicial foreclosure) of a Senior Mortgage or the acceptance of a deed or assignment in lieu of foreclosure or otherwise (any of such being herein called a “Foreclosure Event”), then for so long as the Pipelines Agreement is in effect, the Purchaser shall (i) recognize the Holly Mortgage, and the Holly Mortgage shall not be terminated or affected thereby, but shall continue in full force and effect upon all of the terms, covenants and conditions set forth in the Holly Mortgage, and (ii) be bound by and subject to all of the terms, provisions, covenants and conditions of the Holly Mortgage; provided, that, the Holly Mortgage shall be subordinated to any Future Senior Mortgage, regardless of whether such Future Senior Mortgage is a direct replacement of an existing Senior Mortgage or Security Instrument, and any such Future Senior Mortgage shall be considered a “Senior Mortgage” for purposes of this Agreement and the Holly Mortgage. Administrative Agent shall not claim, or seek adjudication, that the Holly Mortgage has been terminated or otherwise adversely affected by any Foreclosure Event.
     4. Pipelines Agreement. Administrative Agent recognizes and confirms that the Pipelines Agreement, and the rights and interests of Holly thereunder, shall in no way be restricted, limited or otherwise affected by this Agreement, the Holly Mortgage, the Senior Mortgages, any Future Senior Mortgage, the Security Instruments or any liens or security interests thereof; provided, however, that, Holly agrees that nothing in the Pipelines Agreement shall (a) prevent any Purchaser or subsequent purchaser from owning or operating the Mortgaged Property, so long as such Purchaser or subsequent purchaser shall have assumed, and be in compliance with, the Partnership Entities’ (as defined in the Pipelines Agreement) obligations under the Pipelines Agreement and shall have executed an “SNDA” as defined in, and in accordance with, Article 6 of the Holly Mortgage, or (b) be deemed to invalidate or require the release of any Senior Beneficiary’s liens in the Mortgaged Property in connection with the exercise by Holly of a purchase option under the Pipelines Agreement or otherwise. Holly shall not amend, modify or supplement the Pipelines Agreement without the prior written consent of the Majority Banks (as defined in the Credit Agreement); provided, that, such amendments, modifications or supplements may be made without the consent of the Majority Banks if such amendments, modifications or supplements (i) individually or in the aggregate, are not materially adverse to the rights of the Administrative Agent or the Financial Institutions, and (ii) individually or in the aggregate, do not materially decrease the economic benefit that Operating would have otherwise received pursuant to such agreement. Administrative Agent, both for itself and for any Purchaser, further agrees that upon any Foreclosure Event, the Pipelines Agreement shall not be terminated or affected thereby, nor shall Holly’s right to ship or store petroleum products through the pipelines or in the terminals, respectively, constituting a portion of the Property in accordance with the provisions of the Pipelines Agreement (or any other rights of Holly under the Pipelines Agreement) be affected or disturbed because of the Foreclosure

Attachment 1-6

Event, but rather the Pipelines Agreement shall continue in full force and effect as direct obligations between the Purchaser and Holly, upon all of the terms, covenants and conditions set forth in the Pipelines Agreement. Neither Administrative Agent nor any Purchaser shall claim, or seek adjudication, that the Pipelines Agreement has been terminated or otherwise adversely affected by any Foreclosure Event. Notwithstanding the foregoing, in the event that the Pipelines Agreement is rejected in bankruptcy or is otherwise terminated, the Purchaser shall, promptly upon request by Holly, enter into a Pipelines Agreement with Holly on substantially the same terms (and with tariffs and minimum volumes commensurate with those then applicable under the Pipelines Agreement) and conditions as the rejected or terminated Pipelines Agreement, but having a term commencing on the date on which Purchaser acquired title to any portion of the Property. The immediately preceding sentence shall be deemed to be a covenant running with the land and shall be binding on any person or entity that acquires title to all or party of the Property by, through or under a Senior Mortgage.
     5. Attornment With Respect to the Pipelines Agreement. Upon the occurrence of any Foreclosure Event, Holly shall attorn to the Purchaser, the Purchaser shall accept such attornment, and the Purchaser and Holly shall be bound to each other under all of the terms, provisions, covenants and conditions of the Pipelines Agreement; provided, that, except for Holly’s express rights and remedies under the Pipelines Agreement, in no event shall the Purchaser be liable for any act, omission, default, misrepresentation, or breach of warranty of HEP, Grantor or any other Partnership Entity (as defined in the Pipelines Agreement) (or any owner of the Mortgaged Property prior to such Purchaser) or obligations accruing prior to Purchaser’s actual ownership of the Property. The provisions of this Agreement regarding attornment by Holly shall be self-operative and effective without the necessity of execution of any new document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Holly agrees, however, to execute and deliver upon the request of Purchaser, any instrument or certificate which in the reasonable judgment of Purchaser may be necessary or appropriate to evidence such attornment.
     6. Estoppel Certificate. Holly agrees to execute and deliver from time to time, upon the request of any of the Senior Beneficiaries, a certificate regarding the status of the Pipelines Agreement, consisting of statements, if true (or if not, specifying why not), (a) that the Pipelines Agreement is in full force and effect, (b) the date through which payments have been paid, (c) the date of the commencement of the term of the Pipelines Agreement, (d) the nature of any amendments or modifications of the Pipelines Agreement, (e) to Holly’s actual knowledge without investigation, no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Pipelines Agreement, (f) to Holly’s actual knowledge without investigation, no setoffs, recoupments, estoppels, claims or counterclaims exist against HEP or any other Partnership Entity (as defined in the Pipelines Agreement) under the Pipelines Agreement, and (g) such other factual matters as may be reasonably requested.
     7. [Intentionally Omitted].
     8. Reliance on Notices. Grantor agrees that Holly may rely upon any and all notices from Administrative Agent or any Purchaser, even if such conflict with notices from Grantor.

Attachment 1-7

     9. Notices. All notices, consents and other communications pursuant to the provisions of this Agreement shall be in writing and shall be sent by (a) registered or certified mail, postage prepaid, return receipt requested, (b) nationally recognized overnight delivery service, or (c) telecopier, addressed as follows:

If to Administrative Agent:	Union Bank of California, N.A.
445 South Figueroa Street, 15th Floor
Los Angeles, California 90071
	Attention:	Sean Murphy
	Telecopy:	(213) 236-6823

If to Holly:	Holly Corporation
100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
	Attention:	General Counsel
	Telecopy:	(214) 871-3523
Notice sent by registered or certified mail, postage prepaid, return receipt requested, shall be deemed given and received on the third Business Day (hereinafter defined) after being deposited in the United States mail, notice sent by nationally recognized overnight delivery service shall be deemed given in conformity with this paragraph and received on the first Business Day after being deposited with such delivery service, and notice given by telecopier shall be deemed given and received upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next Business Day after receipt if not received during the recipient’s normal business hours. Each party may designate a change of address by notice to the other party. “Business Day” means a day upon which commercial banks are not authorized or required by law to close in Dallas, Texas.
     10. Binding Effect. This Agreement shall be binding upon Administrative Agent, Holly and any Purchaser and inure to the benefit of the Senior Beneficiaries and Holly and their respective successors and assigns. Grantor has assigned to Administrative Agent its rights hereunder, and the Partnership Entities (as defined in the Pipelines Agreement) have assigned to Administrative Agent their rights under the Pipelines Agreement by way of a collateral assignment. The parties agree that any person that shall become the owner of any of the rights of Grantor hereunder, or any of the rights of such Partnership Entities under the Pipelines Agreement by reason of foreclosure (whether a judicial foreclosure or non-judicial foreclosure and including, without limitation, Administrative Agent) or the acceptance of a deed or assignment in lieu of foreclosure or otherwise shall (a) have the same rights as Grantor hereunder, and such Partnership Entities under the Pipelines Agreement, including, without limitation, under this Section 10, and (b) be bound by and subject to all of the terms, provisions, covenants and conditions of this Agreement.
     11. General Definitions. The term “Administrative Agent” as used herein shall include the successors and assigns of Administrative Agent. The term “HEP” as used herein shall include the successors and assigns of HEP under the Pipelines Agreement, but shall not mean or include Administrative Agent. The term “Property” as used herein shall mean the Property, the improvements now or hereafter located thereon and the estates therein encumbered

Attachment 1-8

by the Senior Mortgages. The term “Holly” as used herein shall include the successors and assigns of Holly hereunder and under the Pipelines Agreement including, without limitation, any Holly Successor.
     12. Modifications. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.
     13. Governing Law. This Agreement shall be governed by and construed under the laws of the State in which the Property is located.
     14. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of such together shall constitute a single Agreement.
     15. Further Assurances. Without unreasonable delay and to the extent requested by HEP, subject to Section 4 hereof and Article 6 of the Holly Mortgage, Holly will enter into new Subordination, Non-Disturbance and Attornment Agreements, if necessary or advisable, to facilitate the extension, amendment, supplement, restatement, replacement or refinancing of the indebtedness under the Credit Agreement.
[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

Attachment 1-9

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

ADMINISTRATIVE AGENT:	UNION BANK OF CALIFORNIA, N.A., as Administrative Agent
By:
Name:
Title:

HOLLY:	HOLLY CORPORATION
By:
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Attachment 1-10

GRANTOR’S CONSENT
     The undersigned hereby consents to the foregoing Subordination, Non-Disturbance and Attornment Agreement and, without limitation, agrees to the provisions of Section 1 thereof.

HEP PIPELINE, L.L.C.
By:	HOLLY ENERGY PARTNERS — OPERATING, L.P., its Sole Member

By:
David G. Blair,
Senior Vice President

Attachment 1-11

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     THIS INSTRUMENT was acknowledged before me on                                         , 2008 by          ,                                 of Union Bank of California, N.A., a national banking association, as Administrative Agent, on behalf of such banking association.

My Commission Expires

Notary Public in and for the State of Texas

Printed Name of Notary

Attachment 1-12

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     THIS INSTRUMENT was acknowledged before me on                                         , 2008 by Bruce R. Shaw, Senior Vice President and Chief Financial Officer of Holly Corporation, a Delaware corporation , on behalf of such corporation.

My Commission Expires

Notary Public in and for the State of Texas

Printed Name of Notary

Attachment 1-13

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on                                         , 2008, by David G. Blair, Senior Vice President of Holly Energy Partners — Operating, L.P., a Delaware limited partnership, sole member of HEP Pipeline, L.L.C., a Delaware limited liability company, on behalf of said limited liability company and limited partnership.

My Commission Expires

Notary Public in and for the State of Texas

Printed Name of Notary

Attachment 1-14

EXHIBIT A
PIPELINE FEE LAND
None.

Attachment 1-15

EXHIBIT B
PIPELINE LEASES
Lease and Access Agreement of even date herewith between Navajo Refining Company, L.L.C., as Lessor, and HEP Pipeline, L.L.C., as Lessee, relating to certain land within the Artesia Refinery (as the same may from time to time be amended, modified, supplemented, extended, renewed, restated, or replaced) covering the following real property:
A TRACT OF LAND LOCATED IN SECTION 9, TOWNSHIP 17 SOUTH, RANGE 26 EAST, N.M.P.M., EDDY COUNTY, NEW MEXICO, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT “A”

BEGINNING AT A POINT WHICH LIES N.00’07’08’E., 1942.1 FEET AND S.89’52’52E., 1817.1 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 9; THENCE N.00’13’37’E., 300.0 FEET; THENCE S.89’46’23’E., 360.0 FEET; THENCE S.00’13’37’W., 300.0 FEET; THENCE N.89’45.23’W., 360.0 FEET TO THE POINT OF BEGINNING. SAID TRACT OF LAND CONTAINING 2.4793 ACRES, MORE OR LESS.

TRACT “B”

BEGINNING AT A POINT WHICH LIES N.00’07’08’E., 1692.2 FEET AND S.89’52’52’E., 1816.6 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 9; THENCE N.00’13’37’E., 250.0 FEET; THENCE S.89’46’23’E., 360.0 FEET; THENCE S.00’13’37’W., 250.0 FEET; THENCE N.89’46’23’W., 360.0 FEET TO THE POINT OF BEGINNING. SAID TRACT OF LAND CONTAINING 2.0661 ACRES, MORE OR LESS.

Attachment 1-16

EXHIBIT C
PIPELINE EASEMENTS

Artesia Delivery System:	Eddy County, New Mexico

				Document	Document	Recording
State	County	Original Grantor	Original Grantee	Type	Date	Date	Book / Page

Beeson to North Artesia Segment & North Artesia to Evans Junction Segment

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	Permit	9/30/1997		NM-98343

New Mexico	Eddy	Bogle, LTD	Navajo Refining Company	ROW	8/22/1997	08/26/1997	290 / 887

New Mexico	Eddy	Eddy County Road Department	Navajo Pipeline Company	Permit	8/25/1997		206 / RP-97-089

New Mexico	Eddy	State of New Mexico Commissioner of Public Lands	Navajo Refining Company	ROW	9/23/1997		26317

New Mexico	Eddy	Eddy County Road Department	Navajo Pipeline Company	Permit	8/25/1997		232 / RP-97-091

New Mexico	Eddy	Eddy County Road Department	Navajo Pipeline Company	Permit	8/25/1997		204 / RP-97-088

New Mexico	Eddy	Eddy County Road Department	Navajo Pipeline Company	Permit	8/25/1997		229 / RP-97-090

New Mexico	Eddy	Bureau of Land Management	Continental Pipeline Company	Permit	5/29/1965		NM-0557183

New Mexico	Eddy	Blaine Haines	Continental Pipe Line Company	ROW	4/7/1965	4/29/1965	188 / 198

New Mexico	Eddy	State of New Mexico Commissioner of Public Lands	Continental Pipe Line Company	ROW	5/11/1965		RW-16231

New Mexico	Eddy	Bogle, Ltd	Continental Pipe Line Company	ROW	3/14/1966	4/8/1966	192 / 429

New Mexico	Eddy	J.L. & Ethel Langford	Continental Pipe Line Company	ROW	4/14/1965	5/3/1965	188 / 235

New Mexico	Eddy	New Mexico State Highway	Continental Pipe Line Company	Permit	5/14/1965	—	Permit No. 2-5345 Hwy. 360

New Mexico	Eddy	J.W. Meador	Continental Pipe Line Company	ROW	4/6/1965	4/29/1965	188 / 196

Attachment 1-17

				Document	Document	Recording
State	County	Original Grantor	Original Grantee	Type	Date	Date	Book / Page

Barnsdall to North Artesia Segment

New Mexico	Eddy	General Land Office (United States Department of Interior)	Illinois Pipeline Company	ROW	5/28/1928	—	LC-036453

Barsdall Jumper Line to 8” Lovington (aka Intermediate Line)

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	ROW	5/24/2002		No. 105996

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	ROW	10/4/1996		No. 96607

New Mexico	Eddy	State of New Mexico Commissioner of Public Lands	Navajo Pipeline Company	ROW	5/31/2001		No. 27745

Artesia Station to North Artesia Segment

New Mexico	Eddy	General Land Office (United States Department of Interior)	Illinois Pipeline Company	ROW	5/28/1928	—	LC-036453

Abo Station to Evans Junction

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	ROW + Station Site	10/19/1998	—	NM-100652

Evans Junction (Slaughter/Badluck Junction) to City of Artesia Segment

New Mexico	Eddy	A.B. Coll Jr. & Kathleen B. Coll, Husband & Wife	Navajo Refining Company, Inc.	ROW	12/30/1982	3/30/1983	255 / 1309

New Mexico	Eddy	County of Eddy	Navajo Refining Company	Permit	6/30/1998		RP-98-102

New Mexico	Eddy	Chase Farms	Navajo Refining Company	ROW	7/13/1998	7/20/1998	323 / 943

New Mexico	Eddy	New Mexico State Highway Department	Navajo Refining Company	Permit	7/16/1998		2-13046

New Mexico	Eddy	Vance Haldeman, a single man, Victor Haldeman	Navajo Refining Company	ROW	7/16/1998	7/20/1998	323 / 953

New Mexico	Eddy	Vance Haldeman, a single man, Victor Haldeman	Navajo Refining Company, Inc.	ROW	7/1/1998	7/9/1998	323 / 956

New Mexico	Eddy	New Mexico State Highway Department	Navajo Refining Company	Permit	7/16/1998		2-13047

New Mexico	Eddy	Gracie K. Haines Living Trust by M.L. Haines, trustee	Navajo Refining Company	ROW	7/6/1998	7/13/1998	323 / 125

Attachment 1-18

				Document	Document	Recording
State	County	Original Grantor	Original Grantee	Type	Date	Date	Book / Page

New Mexico	Eddy	Gracie K. Haines Living Trust by M.L. Haines, trustee	Navajo Refining Company	ROW	6/17/1998	7/9/1998	322 / 953

New Mexico	Eddy	Higgins Trust, Inc. By: William P. Edwards, President	Navajo Refining Company	ROW	6/29/1998	7/9/1998	322 / 950

New Mexico	Eddy	Albert P. Bach, a married man	Navajo Refining Company	ROW	6/23/1998	1/7/1999	339 / 1157

New Mexico	Eddy	Albert P. Bach, a married man	Navajo Refining Company	ROW	6/29/1998	1/7/1999	339 / 1154

New Mexico	Eddy	Emil P. Bach, Jr.	Navajo Refining Company	ROW	6/23/1998	7/9/1998	322 / 947

New	Eddy	Gladys C. Kepple Estate,	Navajo Refining Company	ROW	6/15/1998	7/9/1998	322 / 929
Mexico		et al			7/19/1998	7/31/1998	324 / 1020
					7/23/1998	7/31/1998	324 / 1014
					7/21/1998	7/31/1998	324 / 1008
					6/16/1998	7/9/1998	322 / 935
					7/27/1998	9/28/1998	330 / 222
					6/7/1999	6/15/1999	353 / 1175
					7/29/1998	9/28/1998	330 / 228
					7/21/1998	7/31/1998	324 / 1002
					7/7/1998	7/31/1998	324 / 996

New Mexico	Eddy	County of Eddy	Navajo Refining Company	Permit	6/30/1998		RP-98-103

New Mexico	Eddy	Harvey D. Howard and Jane Howard	Navajo Refining Company	ROW	6/16/1998	7/9/1998	322 / 944

New Mexico	Eddy	William Elmers Jeffers, St. a/k/a W.E. Jeffers	Navajo Refining Company	ROW	6/26/1998	7/9/1998	322 / 941

New Mexico	Eddy	Chase Oil Corporation By: Mack C. Chase	Navajo Refining Company	ROW	7/13/1998	7/20/1998	323 / 965

New Mexico	Eddy	Jeff D. Bell and Juhree Bell	Navajo Refining Company	ROW	6/5/1998	6/15/1998	320 / 680

New Mexico	Eddy	United States Department of the Interior	Navajo Refining Co.	ROW	7/8/1998		NM-100652

New Mexico	Eddy	State of New Mexico	Navajo Refining Company	ROW	10/19/1998		26649

New Mexico	Eddy	County of Eddy	Navajo Refining Company	Permit	6/30/1998		RP-98-104

New Mexico	Eddy	County of Eddy	Navajo Refining Company	Permit	6/30/1998		RP-98-105

Artesia to Badluck Segment

New Mexico	Eddy	Bureau of Land Management	Holly Energy Partners L.P.	ROW	6/7/2006	—	BCM-NM- 115944

New Mexico	Eddy	State of New Mexico	Holly Energy Partners, LP	ROW	6/26/2006	—	RW-29955

Attachment 1-19

				Document	Document	Recording
State	County	Original Grantor	Original Grantee	Type	Date	Date	Book / Page

New Mexico	Eddy	Bogle LTD	Holly Energy Partners L.P.	ROW	4/10/2006	4/27/2006	641 / 485

New Mexico	Eddy	County of Eddy	Holly Energy Partners LP	ROW	6/13/2006	—	RP-06-070: Co. Rd. #206

New Mexico	Eddy	County of Eddy	Holly Energy Partners LP	ROW	6/13/2006	—	RP-06-071: Co. Rd. #s 225 + 226

New Mexico	Eddy	County of Eddy	Navajo Refining Co.	ROW	7/8/1998	—	NM-100652

Roswell Jet Fuel Pipeline:	Eddy County, New Mexico

				Document	Document	Recording
State	County	Original Grantor	Original Grantee	Type	Date	Date	Book / Page

New Mexico	Eddy	City of Artesia		Road Crossings

New Mexico	Eddy	State of New Mexico		Road Crossings

New Mexico	Eddy	Eddy County Commissioners	Aztec Pipe Line Company	Blanket Permit	5/26/1960

New Mexico	Eddy	Alta Hillard	Aztec Pipe Line Company	ROW	6/22/1960	11/14/1960	166 / 145

New Mexico	Eddy	Atchinson, Topeka and Santa Fe Railway Company	Navajo Refining Company	Permit	5/11/1987		Contract No. 112788

New Mexico	Eddy	New Mexico State Highway Department	Aztec Pipe Line Company	Permit	6/24/1960		St. Hwy. 350 & 351 No. 3783

New Mexico	Eddy	Tracy L Kinnibrugh and Tammy D. Kinnibrugh	Navajo Refining Company	Cathodic Easement	11/17/1998	11/17/1998	335 / 107

New Mexico	Eddy	New Mexico State Highway Department	Aztec Pipe Line Company	Permit	6/20/1960		St. Hwy. 350 (Parallels)

Attachment 1-20

Station Sites (Tankage)	Eddy County, New Mexico

				Document	Document	Recording
State	County	Original Grantor	Original Grantee	Type	Date	Date	Book / Page

Abo Station

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	Truck Unloading & Tanks Facility	6/7/1988	—	NM-72671 w/ amendment

Artesia Station

New Mexico	Eddy	State of New Mexico	New Mexico Pipeline Company	Deed ROW	5/21/1926	—	RW Deed No. 314

Barnsdall Station

New Mexico	Eddy	Bureau of Land Management	Navajo Pipeline Co.	ROW/ Temp. Use Permit	10/4/1996	—	NM-96607

Beeson Station

New Mexico	Eddy	Bureau of Land Management	Malco Refineries, Inc.	ROW + Plant	1/1/1952	—	NM-06130

Henshaw Station

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Co.	Pipeline & Station Grant	2/27/2001	—	NM-105028

Crude Gathering Lines (steel)	Eddy County, New Mexico

				Document	Document	Recording
State	County	Original Grantor	Original Grantee	Type	Date	Date	Book / Page

Abo Station to BP Sweet Segment

New Mexico	Eddy	State of New Mexico	Navajo Refining Company	Station Site/Business Lease	2/14/1995	—	BL-875

New Mexico	Eddy	State of New Mexico	Navajo Refining Co.	ROW	2/4/1974	—	RW-18440

New Mexico	Eddy	Bureau of Land Management	Navajo Refining Company	ROW	5/8/1974		NM-20261

Attachment 1-21

				Document	Document	Recording
State	County	Original Grantor	Original Grantee	Type	Date	Date	Book / Page

Maljamar Park to Beeson Station Segment

New Mexico	Eddy	Bureau of Land Management	Continental Pipe Line Company	ROW	6/20/1963	—	NM-0349783

New Mexico	Eddy	Bureau of Land Management	Valley Gas Corporation	ROW	2/21/1956	—	NM-029234

New Mexico	Eddy	Bureau of Land Management	Artesia Pipeline Company	ROW	10/5/1954	—	NM-015544

Artesia Station to Abo Trunk Line Segment

New Mexico	Eddy	State of New Mexico	New Mexico Pipeline Company	ROW	5/21/1926		RW Deed No. 314

Attachment 1-22

EXHIBIT D
PIPELINE IMPROVEMENTS
•	A six-inch, 11 mile line running from Beeson, Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	A 4/6-inch, seven mile line running from Barnsdall, Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	An eight-inch, two mile line running from the Barnsdall jumper line in Eddy County, New Mexico, to the Lovington line in Eddy County, New Mexico;

•	A four-inch, four mile line running from Artesia St., Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	An eight-inch, six mile line running from N. Artesia, Eddy County, New Mexico, to Evans Junction, Eddy County, New Mexico;

•	A six-inch, 1.2 mile line running from Abo, Eddy County, New Mexico, to Evans Junction, Eddy County, New Mexico;

•	An eight-inch, 11.5 mile line from Evans Junction, Eddy County, New Mexico, to Artesia, Eddy County, New Mexico;

•	A 12-inch, 13 mile line from Artesia, Eddy County, New Mexico, to Bad Luck, Eddy County, New Mexico;

•	A four-inch, 36 mile line running from Artesia, Eddy County, New Mexico, to Roswell, Chaves County, New Mexico Abo Station, including all tanks, pump stations and other associated equipment, including without limitation Tank 1007, Eddy County, New Mexico;

•	Artesia Station including all tanks, pump stations and other associated equipment, including without limitation Tank 970, Eddy County, New Mexico;

•	Barnsdall Station including all tanks, pump stations and other associated equipment, including without limitation Tank 1028, Eddy County, New Mexico;

•	Beeson Station including all tanks, pump stations and other associated equipment, including without limitation Tanks 972 and 973, Eddy County, New Mexico;

•	Henshaw Station including all tanks, pump stations and other associated equipment, including without limitation Tanks 1048 and 1049, Eddy County, New Mexico;

•	A four-inch, 1.2 mile line running from Abo Station, Eddy County, New Mexico, to BP Sweet system, Eddy County, New Mexico;

Attachment 1-23

•	A six-inch, 6.5 mile line running from Artesia Station, Eddy County, New Mexico, to Abo Trunk line, Eddy County, New Mexico;

•	A four-inch, approximately 14 mile line running from Maljamar Park, Lea County, New Mexico, to Beeson Station, Eddy County, New Mexico;

•	Barnsdall Station lease connection lines, Eddy County, New Mexico;

•	Beeson Station lease connection lines, Eddy County, New Mexico;

•	Burton Flats lease connection lines, Eddy County, New Mexico;

•	Abo Station lease connection lines, Eddy County, New Mexico;

•	Artesia Station lease connection lines, Eddy County, New Mexico;

•	Eagle lease connection lines, Eddy County, New Mexico.

Attachment 1-24

EXHIBIT E
PIPELINE CONTRACTS
None.

Attachment 1-25

EXHIBIT F
PIPELINE PERMITS
To the extent assignable, all permits, licenses, certificates, authorizations, registrations, orders, waivers, variances and approvals now or hereafter granted by any Governmental Entity to Grantor or its predecessors in interest pertaining solely to the ownership or operation of the Pipelines.

Attachment 1-26

EXHIBIT G
PIPELINES
•	A six-inch, 11 mile line running from Beeson, Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	A 4/6-inch, seven mile line running from Barnsdall, Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	An eight-inch, two mile line running from the Barnsdall jumper line in Eddy County, New Mexico, to the Lovington line in Eddy County, New Mexico;

•	A four-inch, four mile line running from Artesia St., Eddy County, New Mexico, to N. Artesia, Eddy County, New Mexico;

•	An eight-inch, six mile line running from N. Artesia, Eddy County, New Mexico, to Evans Junction, Eddy County, New Mexico;

•	A six-inch, 1.2 mile line running from Abo, Eddy County, New Mexico, to Evans Junction, Eddy County, New Mexico;

•	An eight-inch, 11.5 mile line from Evans Junction, Eddy County, New Mexico, to Artesia, Eddy County, New Mexico;

•	A 12-inch, 13 mile line from Artesia, Eddy County, New Mexico, to Bad Luck, Eddy County, New Mexico;

•	A four-inch, 36 mile line running from Artesia, Eddy County, New Mexico, to Roswell, Chaves County, New Mexico Abo Station, including all tanks, pump stations and other associated equipment, including without limitation Tank 1007, Eddy County, New Mexico;

•	A four-inch, 1.2 mile line running from Abo Station, Eddy County, New Mexico, to BP Sweet system, Eddy County, New Mexico;

•	A six-inch, 6.5 mile line running from Artesia Station, Eddy County, New Mexico, to Abo Trunk line, Eddy County, New Mexico;

•	A four-inch, approximately 14 mile line running from Maljamar Park, Lea County, New Mexico, to Beeson Station, Eddy County, New Mexico;

•	Barnsdall Station lease connection lines, Eddy County, New Mexico;

•	Beeson Station lease connection lines, Eddy County, New Mexico;

•	Burton Flats lease connection lines, Eddy County, New Mexico;

Attachment 1-27

•	Abo Station lease connection lines, Eddy County, New Mexico;

•	Artesia Station lease connection lines, Eddy County, New Mexico;

•	Eagle lease connection lines, Eddy County, New Mexico.

Attachment 1-28